AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 2001


                                                               File No. 33-42484
                                                              File No. 811-06400

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 48        /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 49                /X/

                         THE ADVISORS' INNER CIRCLE FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ---------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781
                                                           --------------

                                 James R. Foggo
                               C/O SEI Corporation
                            Oaks, Pennsylvania 19456
                            ------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                            Thomas P. Lemke, Esquire
Morgan, Lewis & Bockius LLP                          Morgan, Lewis & Bockius LLP
1701 Market Street                                   1800 M Street NW
Philadelphia, Pennsylvania 19103                     Washington, D.C. 20036

    It is proposed that this filing become effective (check appropriate box)
      ------------------------------------------------------------------
           /X/ Immediately upon filing pursuant to paragraph (b)
           / / On [date] pursuant to paragraph (b)
           / / 60 days after filing pursuant to paragraph (a)(1)
           / / 75 days after filing pursuant to paragraph (a)(2)
           / / on [date] pursuant to paragraph (a) of Rule 485
      ------------------------------------------------------------------

                                             The Advisors' Inner Circle

  The Cooke & Bieler Funds

  Prospectus                                   November 19, 2001




                             C&B Equity Portfolio
                             C&B Equity Portfolio for Taxable Investors
                             C&B Mid Cap Equity Portfolio

  Investment Adviser:
  Cooke & Bieler
                                    Investment Counsel



 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
      Any representation to the contrary is a criminal offense.

 Table Of Contents



C&B Equity Portfolio........................................................  1
 What Are The Portfolio's Objectives?.......................................  1
 What Are The Portfolio's Principal Investment Strategies?..................  1
 What Are The Portfolio's Principal Risks?..................................  2
 How Has The Portfolio Performed?...........................................  3
 What Are The Portfolio's Fees And Expenses?................................  4
C&B Equity Portfolio For Taxable Investors..................................  5
 What Are The Portfolio's Objectives?.......................................  5
 What Are The Portfolio's Principal Investment Strategies?..................  5
 What Are The Portfolio's Principal Risks?..................................  6
 How Has The Portfolio Performed?...........................................  7
 What Are The Portfolio's Fees And Expenses?................................  8
C&B Mid Cap Equity Portfolio................................................ 10
 What Are The Portfolio's Objectives?....................................... 10
 What Are The Portfolio's Principal Investment Strategies?.................. 10
 What Are The Portfolio's Principal Risks?.................................. 11
 How Has The Portfolio Performed?........................................... 12
 What Are The Portfolio's Fees And Expenses?................................ 13
Investing With The Cooke & Bieler Funds..................................... 15
 Buying Shares.............................................................. 15
 Redeeming Shares........................................................... 16
 Exchanging Shares.......................................................... 17
 Transaction Policies....................................................... 17
 Account Policies........................................................... 20
Portfolio Details........................................................... 23
 Other Investment Practices And Strategies.................................. 23
 Investment Management...................................................... 24
 Shareholder Servicing Arrangements......................................... 25
Financial Highlights........................................................ 26
 C&B Equity Portfolio....................................................... 26
 C&B Equity Portfolio For Taxable Investors................................. 27
 C&B Mid Cap Equity Portfolio............................................... 28

 C&B Equity Portfolio



WHAT ARE THE PORTFOLIO'S OBJECTIVES?
-------------------------------------------------------------------------------

  The C&B Equity Portfolio seeks maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. The Portfolio may not change its objective without shareholder approval.

WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Normally, the C&B Equity Portfolio seeks to achieve its goal by investing primarily (at least 80% of net assets) in common stocks of companies of any size. The Portfolio may also invest in other types of equity securi-ties.


  The Portfolio invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and pre-dictable earnings growth. The adviser selects equity securities for the Portfolio based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implemen-tation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

  .   High return on equity.

  .   Strong balance sheets.

  .   Industry leadership position.

  . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

  .   Excellent fixed cost coverage ratios.

  . A dividend and/or share repurchase policy that is beneficial to investors.

  The adviser further narrows the universe of acceptable investments by un-dertaking intensive on-site research, including interviews with top man-agement, to identify companies with strong management.

  The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this uni-verse. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The Portfolio buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

  The adviser believes that the companies that survive its rigorous evalua-tion process are high-quality, well-managed companies that may be less volatile than the stock market in difficult economic environments. Gener-ally, the adviser prefers to hold a smaller number of securities in the Portfolio, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the Portfolio and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its em-phasis on quality and low risk will protect the Portfolio's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in supe-rior returns with reduced risk.

  The adviser regularly reviews the investments of the Portfolio. The Port-folio sells securities when the adviser believes:

  .   They are no longer attractive because of price appreciation.

  .   The fundamental outlook of the company has changed significantly.

  .   Alternatives that are more attractive are available.

WHAT ARE THE PORTFOLIO'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the Portfolio may be worth more or less than the price that you originally paid for it. There is also a possibility that the Portfolio will not achieve its goal. This could happen because its strategy failed to produce the intended re-sults or because the adviser did not implement its strategy properly. You may lose money by investing in the Portfolio.

  As with all equity funds, the risks that could affect the value of the Portfolio's shares and the total return on your investment include the possibility that the equity securities held by the Portfolio will experi-ence sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities mar-kets generally, such as adverse changes in economic conditions, the gen-eral outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an en-tire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its man-agement. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Portfolio's share price may suffer. Value ori-ented mutual funds may not perform as well as certain other types of mu-tual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE PORTFOLIO PERFORMED?
--------------------------------------------------------------------------------

  Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Equity Portfolio (the "predecessor fund"). The predecessor fund was managed by the same employees of the ad-viser who currently manage the Portfolio, had identical investment objec-tives and strategies, and was subject to the same fees and expenses.


  The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the predecessor fund has varied from year to year. The average annual return table compares the average annual returns of the predecessor fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [GRAPH]

                                1991     31.07%
                                1992      4.41%
                                1993      4.20%
                                1994      1.35%
                                1995     31.91%
                                1996     20.22%
                                1997     27.98%
                                1998      8.04%
                                1999      2.06%
                                2000     19.49%


  During the periods shown in the chart for the predecessor fund, the highest return for a quarter was 16.65% (quarter ending 6/30/97) and the lowest return for a quarter was -13.83% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                      1 Year               5 Years               10 Years
  ---------------------------------------------------------------------------------------
   C&B Equity Portfolio               19.49%               15.18%                 14.47%
  ---------------------------------------------------------------------------------------
   S&P 500 Index*                     -9.11%               18.33%                 17.45%
  ---------------------------------------------------------------------------------------
   Russell 1000 Value Index**          7.02%               16.91%                 17.37%

   * An unmanaged index comprised of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance.
  ** An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Fees (fees paid directly from your investment)

  The Portfolio is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Cooke & Bieler Funds.


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

  The Portfolio's annual operating expenses are deducted from Portfolio as-sets. Therefore, shareholders indirectly pay the Portfolio's annual oper-ating expenses, as described below.


   Management Fee                         0.63%
  ---------------------------------------------
   Other Expenses                         1.01%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.64%


  * "Other Expenses" presented in the table above may be higher than the ex-penses you would actually pay as a shareholder in the Portfolio because the adviser has voluntarily agreed to limit the expenses of the Portfo-lio to the extent necessary to keep its total expenses (excluding inter-est, taxes, brokerage commissions and extraordinary expenses) from ex-ceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. The adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain Portfolio expenses in return for the direction of a portion of the Port-folio's brokerage business. As a result of these arrangements, the Port-folio's expenses generally are reduced, which in turn reduces the cost to the adviser of its voluntary expense limit.


Example

  This example can help you to compare the cost of investing in the Portfo-lio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you rein-vested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $167                   $517                              $892                              $1,944

 C&B Equity Portfolio for Taxable Investors



WHAT ARE THE PORTFOLIO'S OBJECTIVES?
-------------------------------------------------------------------------------

  The C&B Equity Portfolio for Taxable Investors seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal. The Portfolio may not change its objective without shareholder approval.

WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Normally, the C&B Equity Portfolio for Taxable Investors seeks to achieve its goal by investing primarily (at least 80% of net assets) in common stocks of companies of any size. The adviser will try to minimize tax con-sequences for the Portfolio's shareholders by managing the amount of real-ized gains, which it attempts to control by minimizing portfolio turnover. Portfolio turnover rate is the frequency with which the Portfolio buys and sells securities. A rate of turnover of 100% would occur, for example, if the Portfolio replaced all of the securities it held within one year. As discussed in the "Federal Taxes" section of this prospectus, taxable gains realized from the sale of securities are distributed to investors every year. It is impossible to predict the impact of such a strategy on the re-alization of gains or losses for the Portfolio. For example, the Portfolio may forego the opportunity to realize gains or reduce losses because of this policy. The adviser intends to balance these tax considerations with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading. The Portfolio may also invest in other types of equity securities.


  The Portfolio invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and pre-dictable earnings growth. The adviser selects equity securities for the Portfolio based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implemen-tation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

  .   High return on equity.

  .   Strong balance sheets.

  .   Industry leadership position.

  . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

  .   Excellent fixed cost coverage ratios.

  . A dividend and/or share repurchase policy that is beneficial to investors.

  The adviser further narrows the universe of acceptable investments by un-dertaking intensive on-site research, including interviews with top man-agement, to identify companies with strong management.

  The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this uni-verse. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The Portfolio buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

  The adviser believes that the companies that survive its rigorous evalua-tion process are high-quality, well-managed companies, which may be less volatile than the stock market in difficult economic environments. Gener-ally, the adviser prefers to hold a smaller number of securities in the Portfolio, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the Portfolio and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its em-phasis on quality and low risk will protect the Portfolio's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in supe-rior returns with reduced risk.

  The adviser regularly reviews the investments of the Portfolio. The Port-folio sells securities when the adviser believes:

  .   They are no longer attractive because of price appreciation.

  .   The fundamental outlook of the company has changed significantly.

  .   Alternatives that are more attractive are available.

WHAT ARE THE PORTFOLIO'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the Portfolio may be worth more or less than the price that you originally paid for it. There is also a possibility that the Portfolio will not achieve its goal. This could happen because its strategy failed to produce the intended re-sults or because the adviser did not implement its strategy properly. You may lose money by investing in the Portfolio.

  As with all equity funds, the risks that could affect the value of the Portfolio's shares and the total return on your investment include the possibility that the equity securities held by the Portfolio will experi-ence sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities mar-kets generally, such as adverse changes in economic conditions, the gen-eral outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an en-tire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its man-agement. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Portfolio's share price may suffer. Value ori-ented mutual funds may not perform as well as certain other types of mu-tual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE PORTFOLIO PERFORMED?
-------------------------------------------------------------------------------

  Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Equity Portfolio for Taxable Invest-ors (the "predecessor fund"). The predecessor fund was managed by the same employees of the adviser who currently manage the Portfolio, had identical investment objectives and strategies, and was subject to the same fees and expenses.


  The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the predecessor fund has varied from year to year. The average annual return table compares the average annual returns of the predecessor fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [GRAPH]

                                1998     9.38%
                                1999     5.55%
                                2000    21.79%


  During the periods shown in the chart for the predecessor fund, the highest return for a quarter was 17.30% (quarter ending 12/31/98) and the lowest return for a quarter was -12.84% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                                        Since
                                               1 Year 02/12/97*
  -------------------------------------------------------------
   C&B Equity Portfolio for Taxable Investors  21.79%   14.41%
  -------------------------------------------------------------
   S&P 500 Index**                             -9.11%   15.92%
  -------------------------------------------------------------
   Russell 1000 Value Index***                  7.02%   14.63%

  * Beginning of operations. Index comparisons begin on February 28, 1997. ** An unmanaged index comprised of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance.
  *** An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Fees (fees paid directly from your investment)

  The Portfolio charges a redemption fee that is paid directly from your in-vestment on redeemed shares held for less than twelve months. Shareholders may pay a redemption fee when they redeem shares held for less than twelve months. For more information, see "Redemption Fee" in the section on "Transaction Policies" on page 19.


   Shareholder Transaction Fees
  -----------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)  1.00%

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

  The Portfolio's annual operating expenses are deducted from Portfolio as-sets. Therefore, shareholders indirectly pay the Portfolio's annual oper-ating expenses, as described below.


   Management Fee                         0.63%
  ---------------------------------------------
   Other Expenses                         3.04%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  3.67%


  * "Other Expenses" presented in the table above may be higher than the ex-penses you would actually pay as a shareholder in the Portfolio because the adviser has voluntarily agreed to limit the expenses of the Portfo-lio to the extent necessary to keep its total expenses (excluding inter-est, taxes, brokerage commissions and extraordinary expenses) from ex-ceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. The adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain Portfolio expenses in return for the direction of a portion of the Port-folio's brokerage business. As a result of these arrangements, the Port-folio's expenses generally are reduced, which in turn reduces the cost to the adviser of its voluntary expense limit.


Example

  This example can help you to compare the cost of investing in the Portfo-lio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you rein-vested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $469                  $1,123                            $1,897                             $3,924

 C&B Mid Cap Equity Portfolio


WHAT ARE THE PORTFOLIO'S OBJECTIVES?
-------------------------------------------------------------------------------

  The C&B Mid Cap Equity Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal. The Portfolio may change its investment objective without shareholder approval.


WHAT ARE THE PORTFOLIO'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The C&B Mid Cap Equity Portfolio normally seeks its objective by investing primarily (at least 80% of net assets) in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of compa-nies whose market capitalizations are within the range of companies con-tained in the Russell Mid Cap Value Index. The Portfolio will not neces-sarily sell securities of companies whose capitalizations drift outside of this range. As of June 30, 2001, the Russell Mid Cap Value Index had a weighted average market capitalization of $5.64 billion and was comprised of companies with market capitalizations ranging from $870 million to $12.26 billion. The Portfolio may also invest in other types of equity se-curities.


  The Portfolio invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and pre-dictable earnings growth. The adviser selects equity securities for the Portfolio based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implemen-tation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

  .   High return on equity.

  .   Strong balance sheets.

  .   Industry leadership position.

  . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

  .   Excellent fixed cost coverage ratios.

  . A dividend and/or share repurchase policy that is beneficial to in-vestors.

  The adviser further narrows the universe of acceptable investments by un-dertaking intensive on-site research, including interviews with top man-agement, to identify companies with strong management.

  The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this uni-verse. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The Portfolio buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

  The adviser believes that the companies that survive its rigorous evalua-tion process are high-quality, well-managed companies, which may be less volatile than the stock market in difficult economic environments. Gener-ally, the adviser prefers to hold a smaller number of securities in the Portfolio, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the Portfolio and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its em-phasis on quality and low risk will protect the Portfolio's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in supe-rior returns with reduced risk.

  The adviser regularly reviews the investments of the Portfolio. The Port-folio sells securities when the adviser believes:

  .   They are no longer attractive because of price appreciation.

  .   The fundamental outlook of the company has changed significantly.

  .   Alternatives that are more attractive are available.

WHAT ARE THE PORTFOLIO'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the Portfolio may be worth more or less than the price that you originally paid for it. There is also a possibility that the Portfolio will not achieve its goal. This could happen because its strategy failed to produce the intended re-sults or because the adviser did not implement its strategy properly. You may lose money by investing in the Portfolio.

  As with all equity funds, the risks that could affect the value of the Portfolio's shares and the total return on your investment include the possibility that the equity securities held by the Portfolio will experience sudden, unpre-dictable drops in value or long periods of decline in value. This may oc-cur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corpo-rate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Portfolio's share price may suffer. Value ori-ented mutual funds may not perform as well as certain other types of mu-tual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE PORTFOLIO PERFORMED?
-------------------------------------------------------------------------------

  Effective November 19, 2001 the Portfolio became a successor to a separate mutual fund, the UAM Funds, Inc. C&B Mid Cap Equity Portfolio (the "prede-cessor fund"). The predecessor fund was managed by the same employees of the adviser who currently manage the Portfolio, had identical investment objectives and strategies, and was subject to the same fees and expenses.

  The following information illustrates some of the risks of investing in the Portfolio. The bar chart shows how performance of the predecessor fund has varied from year to year. The average annual return table compares the average annual returns of the predecessor fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [GRAPH]

                                1999    (0.19)%
                                2000     41.03%


  During the periods shown in the chart for the predecessor fund, the highest return for a quarter was 20.78% (quarter ending 6/30/99) and the lowest return for a quarter was -12.58% (quarter ending 9/30/99).

Average Annual Returns For Periods Ended December 31, 2000

                                            Since
                                  1 Year  02/18/98*
  -------------------------------------------------
   C&B Mid Cap Equity Portfolio   41.03%    12.91%
  -------------------------------------------------
   Russell Mid Cap Value Index #   8.25%    10.65%
  -------------------------------------------------
   Russell Mid Cap Index          17.50%    15.70%

  * Beginning of operations. Index comparisons begin on February 28, 1998.

  # Effective June 27, 2000 the predecessor fund changed its comparative broad-based securities market index from the Russell Mid Cap Index to the Russell Mid Cap Value Index because it is a more appropriate bench-mark for this type of portfolio. The Russell Mid-Cap Index measures the performance of the 800 smallest of the 1,000 largest U.S. companies based on total market capitalization. The Russell Mid Cap Value Index is an unmanaged index that measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values.


WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

Shareholder Transaction Fees (fees paid directly from your investment)

  The Portfolio is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Cooke & Bieler Funds.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

  The Portfolio's annual operating expenses are deducted from Portfolio as-sets. Therefore, shareholders indirectly pay the Portfolio's annual oper-ating expenses, as described below.


   Management Fee                         0.63%
  ---------------------------------------------
   Other Expenses                         3.94%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  4.57%


  * "Other Expenses" presented in the table above may be higher than the ex-penses you would actually pay as a shareholder in the Portfolio because the adviser has voluntarily agreed to limit the expenses of the Portfo-lio to the extent necessary to keep its total expenses (excluding inter-est, taxes, brokerage commissions and extraordinary expenses) from ex-ceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. The adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain Portfolio expenses in return for the direction of a portion of the Port-folio's brokerage business. As a result of these arrangements, the Port-folio's expenses generally are reduced, which in turn reduces the cost to the adviser of its voluntary expense limit.


Example

  This example can help you to compare the cost of investing in the Portfo-lio to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you rein-vested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
   $458                  $1,380                            $2,310                             $4,669

 Investing with the Cooke & Bieler Funds



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a portfolio by sending a check or money order and your account application to the address below. You should make your check or money order payable to the "Cooke & Bieler Funds." The portfolios do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompa-nied your statement to the portfolios. Be sure your check identifies clearly your name, your account number and a portfolio name.

  Regular Mail Address

  Cooke & Bieler Funds
  P.O. Box 219009
  Kansas City, MO 64121

  Express Mail Address

  Cooke & Bieler Funds
  330 W. 9th Street
  Kansas City, MO 64105

By Wire

  To open an account by wire, first call 800-336-7031 for an account number and wire control number. Next, send your completed account application to the portfolios. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 800-336-7031 to get a wire control number and wire your money to the portfolios.


  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  The Advisor's Inner Circle Fund
  DDA Acct. # 9870964163
  Ref: Portfolio name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the portfolios. To cancel or change a plan, write to the portfolios. Allow up to 15 days to create the plan and 3 days to can-cel or change it.

Minimum Investments

$2,500--regular account  $250--spousal IRAs
$500--IRAs               $100--additional shares

Portfolio Codes

  Each portfolio's reference information, which is listed below, will be helpful to you when you contact the portfolios to purchase or exchange shares, check daily net asset value per share (NAV) or get additional in-formation.


                                          Trading                         Portfolio
     Portfolio Name                       Symbol           CUSIP            Code
  ---------------------------------------------------------------------------------
     C&B Equity Portfolio                  CBEQX        21624P 10 6       CB001222
     C&B Equity Portfolio for Taxable      CBTAX        21624P 20 5       CB001223
     Investors
     C&B Mid Cap Equity Portfolio           N/A         21624P 30 4       CB001224


REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  Send a letter to the portfolios signed by all registered parties on the account specifying:

  .   The portfolio name;

  .   The account number;

  .   The account name(s);

  .   The address; and

  .   The dollar amount or number of shares you wish to redeem.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  Cooke & Bieler Funds
  c/o The Advisors' Inner Circle Fund
  PO Box 219009
  Kansas City, MO 64121-9009

  (Toll Free 800-336-7031)


By Telephone


  You must first establish the telephone redemption privilege (and, if de-sired, the wire redemption privilege) by completing the appropriate sec-tions of the account application.

  Call 800-336-7031 to redeem your shares. Based on your instructions, the portfolios will mail your proceeds to you or wire them to your bank.


By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To par-ticipate in this service, you must complete the appropriate sections of the account application and mail it to the portfolios.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  You may exchange shares of one portfolio for shares of another portfolio, by writing or calling the portfolios. You may only exchange shares between accounts with identical registration (i.e. the same names and addresses). For the C&B Equity Portfolio and the C&B Mid Cap Equity Portfolio, shares may be exchanged at no charge. For the C&B Equity Portfolio for Taxable Investors, exchanged shares of the portfolio that have been held for less than twelve months will be charged a redemption fee of 1.00%.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a portfolio at a price equal to its net assets value per share (NAV) next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Therefore, to receive the NAV on any given day, the portfo-lios must accept your order before the close of trading on the

  New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. The portfolios are open for business on the same days as the New York Stock Exchange, which is closed on weekends and certain holidays.

  The portfolios reserve the right to refuse any purchase requests, particu-larly those that would not be in the best interests of a portfolio or its shareholders and could adversely affect a portfolio or its operations. This includes those from any individuals or group who, in the portfolio's view, are likely to engage in excessive trading (defined as more than six transactions out of the portfolio within a calendar year).

How We Calculate NAV

  NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

  In calculating NAV, a Portfolio generally values its investment portfolio at market price. If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the portfolios through a financial interme-diary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the portfolios on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries may have agreements with the portfolios that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under such an arrangement, the financial inter-mediary must send your payment to the portfolios by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the portfolios' discretion, you may pay for shares of a portfolio with securities instead of cash. In addition, the portfolios may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash.

Payment of Redemption Proceeds

  The portfolios will pay redemption proceeds within seven days after they receive a redemption request in proper form. To be in proper form, a writ-ten redemption request must include the following information:

  .   The name of the portfolio;

  .   The account number;

  .   The account name(s);

  .   The address;

  .   The dollar amount or number of shares you wish to redeem; and

  . The signatures of all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

  The portfolios may require that signatures be guaranteed by a bank or mem-ber firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the portfolios may require a shareholder to furnish additional legal docu-ments to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to fifteen (15) days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Redemption Fee

  The C&B Equity Portfolio for Taxable Investors will deduct a 1.00% redemp-tion fee from the redemption proceeds of any shareholder redeeming shares of the portfolio held for less than twelve months. In determining how long shares of the portfolio have been held, the Cooke & Bieler Funds assume that shares held by the investor the longest period of time will be sold first.


  The portfolio will retain the fee for the benefit of the remaining share-holders. The portfolio charges the redemption fee to help minimize the im-pact the redemption may have on the performance of the portfolio, to fa-cilitate portfolio management and to offset certain transaction costs and other expenses the portfolio incurs because of the redemption. The portfo-lio also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the portfolio may waive or modify the re-demption fee for certain categories of investors.

Telephone Transactions

  The portfolios will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The portfolios will not be responsible for any loss, liability, cost or expense for following in-structions received by telephone that it reasonably believes to be genu-ine.

Rights Reserved by the Cooke & Bieler Funds

Purchases

  At any time and without notice, the portfolios may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses).

Redemptions

  At any time, the portfolios may charge or eliminate any of the redemption methods described above, except redemption by mail. The portfolios may suspend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted or halted; or

  . The Securities and Exchange Commission allows the portfolios to delay redemptions.

Exchanges

  The portfolios may:

  . Modify or cancel the exchange program at any time on sixty (60) days' written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when that shareholder is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The portfolios may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. (See "Buying Shares" on page 16 for minimum initial investment amounts.) This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls below the required minimum be-cause of market fluctuations.

  The portfolios will notify you before liquidating your account and allow you sixty (60) days to increase the value of your account.

DISTRIBUTIONS

  Normally, each portfolio distributes its net investment income quarterly. In addition, each portfolio distributes any net capital gains at least once a year. The portfolios will automatically reinvest dividends and dis-tributions in additional shares of the portfolios, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

  The following is a summary of the federal income tax consequences of in-vesting in the portfolios. You also may have to pay state and local taxes on your investment. You should always consult your tax advisor for spe-cific guidance regarding the tax effect of your investment in the portfo-lios.

  Taxes on Distributions

  Distributions of a portfolio generally will be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or rein-vested in additional shares. Once a year, the portfolios will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 800-336-7031 to find out when the portfolios expect to make a distribution to shareholders.


  Taxes on Exchanges and Redemptions

  When you exchange or redeem shares in a portfolio, you generally will rec-ognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax ba-sis) and the amount you receive for them. To aid in computing your tax ba-sis, you should keep your account statements for the periods during which you held shares. You also may be subject to state and local taxes on an ex-change or redemption.

  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) generally will not be currently taxable, but they may be taxable in the future. You should consult your tax advisor regarding the rules governing your IRA or other tax-qualified plan.

  Backup Withholding

  By law, a portfolio must withhold 30.5% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

 Portfolio Details



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each portfolio may use the investment strategies described below. Each portfolio also may employ investment practices that this prospectus does not describe, such as re-purchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more informa-tion concerning any of a portfolio's investment practices and its risks, you should read the SAI.

Derivatives

  Generally, a derivative is a financial transaction whose value is based on the value of an underlying asset, interest rate, exchange rate, stock in-dex or other measures. Each portfolio may invest in futures and options to protect against a change in the price of an investment a portfolio owns or anticipates buying in the future (a practice known as hedging). A portfo-lio also may use futures and options to remain fully invested and to re-duce transaction costs.

  Futures contracts are contracts that obligate the buyer to receive and the seller to deliver a security or money on a specified date. Options grant the right, but not the obligation, to buy or sell a specified amount of a security or other assets on or before a specified date at a predetermined price.

  Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

  . Fails to predict correctly the direction in which the underlying asset or economic factor will move;

  .   Judges market conditions incorrectly; or

  . Employs a strategy that does not correlate well with the investments of the portfolio.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of a portfolio's as-sets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of secu-rities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive posi-tion to reduce changes in the value of the shares of a portfolio that may result from adverse market, economic, political or other developments.

  When the adviser pursues a temporary defensive strategy, a portfolio may not profit from favorable developments that it would have otherwise prof-ited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a portfolio from achieving its stated objectives.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Cooke & Bieler, L.P., a Pennsylvania limited partnership located at 1700 Market Street, Philadelphia, PA 19103, is each portfolio's investment ad-viser. The adviser manages and supervises the investment of each portfo-lio's assets on a discretionary basis, subject to oversight by The Advi-sors' Inner Circle Fund Board of Trustees (the "Board"). The adviser was organized by eight key employees of Cooke & Bieler, Inc., investment ad-viser to the predecessor funds. The adviser and its predecessor company have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.


  For its services, the portfolios have agreed to pay the adviser an annual management fee of 0.63% of each portfolio's average net assets. In addi-tion, the adviser has voluntarily agreed to limit the total expenses of each portfolio to 1.00% of its average net assets. To maintain this ex-pense limit, the adviser may waive a portion of the management fee and/or reimburse certain expenses of a portfolio. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the C&B Equity Portfolio paid 0.55%, the C&B Equity Portfolio for Taxable Investors paid 0.00%, and the C&B Mid Cap Equity Portfolio paid 0.00% of its average net assets in advi-sory fees to the adviser.


Portfolio Managers

  A team of investment professionals of the adviser are primarily responsi-ble for the day-to-day management of each portfolio.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the portfolios or their service prov-iders for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the portfolios that are attribut-able to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal di-rectly with the portfolios. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the portfolios or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The portfolios may pay all or part of the fees paid to financial repre-sentatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The portfo-lios do not pay these service fees on shares purchased directly.

  In addition, the adviser may, at its own expense, pay financial represent-atives for these services or distribution and marketing services performed with respect to the portfolios, and in some cases, these payments may be significant.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of each portfolio for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each portfolio assuming all dividends and distributions were reinvested. The information below re-lates to the predecessor funds. On November 19, 2001, the Advisors' Inner Circle C&B Equity Portfolio acquired all of the assets of the UAM Funds, Inc. C&B Equity Portfolio, the Advisors' Inner Circle C&B Equity Portfolio for Taxable Investors acquired all of the assets of the UAM Funds, Inc. C&B Equity Portfolio for Taxable Investors and the Advisors' Inner Circle C&B Mid Cap Equity Portfolio acquired all of the assets of the UAM Funds, Inc. C&B Mid Cap Equity Portfolio (together, the "predecessor funds"). PricewaterhouseCoopers LLP, an independent public accountant, has audited the predecessor funds' information. The financial statements and the un-qualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the Cooke & Bieler Funds at 800-336-7031.


C&B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                         Six-Months
                           Ended
                         April 30,            Years Ended October 31,
------------------------------------------------------------------------------------
                           2001**     2000     1999      1998      1997      1996
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  8.71    $ 12.06  $ 13.58  $  16.71  $  17.89  $  15.68
Income from Investment
 Operations:
 Net Investment Income       0.07       0.12     0.16      0.18      0.25      0.36
 Net Realized and
  Unrealized Gain (Loss)     0.44       0.54     0.72      0.76      3.82      2.94
  Total From Investment
  Operations                 0.51       0.66     0.88      0.94      4.07      3.30
Distributions:
 Net Investment Income      (0.07)     (0.09)   (0.16)    (0.19)    (0.26)    (0.35)
 Net Realized Gain          (1.81)     (3.92)   (2.24)    (3.88)    (4.99)    (0.74)
  Total Distributions       (1.88)     (4.01)   (2.40)    (4.07)    (5.25)    (1.09)
Net Asset Value, End of
 Period                   $  7.34    $  8.71  $ 12.06  $  13.58  $  16.71  $  17.89
Total Return+                7.10%@    10.89%    7.73%     6.56%    30.43%    21.99%
Ratios and Supplemental
 Data
 Net Assets, End of
  Period (Thousands)      $41,127    $35,251  $73,292  $159,256  $149,848  $169,044
 Ratio of Expenses to
  Average Net Assets         1.00%*     1.00%    0.89%     0.83%     0.83%     0.81%
 Ratio of Net Investment
 Income to Average Net
  Assets                     0.95%*     1.16%    1.12%     1.26%     1.47%     1.92%
 Portfolio Turnover Rate       27%        48%      43%       43%       55%       29%


  *Annualized.


  @Not annualized.


  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.


  ** Unaudited.

C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
-------------------------------------------------------------------------------

                                    Six-Months
                                      Ended
                                    April 30,    Years Ended October 31,
--------------------------------------------------------------------------------
                                      2001**    2000    1999    1998    1997#
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                               $15.33   $12.87  $12.23  $11.45   $10.00
Income from Investment Operations:
 Net Investment Income                0.07       0.15    0.12    0.14     0.11
 Net Realized and Unrealized Gain
  (Loss)                              (0.06)     2.45    0.64    0.79++   1.44
  Total From Investment Operations    0.01       2.60    0.76    0.93     1.55
Distributions:
 Net Investment Income                (0.07)    (0.14)  (0.12)  (0.15)   (0.10)
 Net Realized Gain                    (1.30)      --      --      --       --
 Total Distributions                  (1.37)    (0.14)  (0.12)  (0.15)   (0.10)
 Net Asset Value, End of Period       $13.97   $15.33  $12.87  $12.23   $11.45
  Total Return+                       0.04%@    20.32%   6.23%   8.16%   15.54%@
Ratios and Supplemental Data
 Net Assets, End of Period
  (Thousands)                         $2,612   $2,253  $3,634  $3,492   $  993
 Ratio of Expenses to Average Net
  Assets                              1.01%*     1.00%   1.00%   1.01%    1.00%*
 Ratio of Net Investment Income to
  Average Net Assets                  0.96%*     0.96%   0.96%   1.24%    1.57%*
 Portfolio Turnover Rate              7%            9%     20%     49%       3%


  *Annualized


  @Not annualized


  # For the period from February 12, 1997 (commencement of operations) to October 31, 1997.


  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.


  ++The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for that period be-cause of the timing of sales and repurchases of the fund shares in rela-tion to fluctuating market value of the investments in the fund.


  **Unaudited.

C&B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                         Six-Months
                                           Ended     Years Ended October
                                         April 30,           31,
------------------------------------------------------------------------------
                                           2001**    2000    1999   1998++++
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $12.78   $ 9.84  $ 9.69   $10.00
Income from Investment Operations:
 Net Investment Income                       0.04     0.07    0.06     0.05
 Net Realized and Unrealized Gain (Loss)     1.76     3.16    0.15    (0.32)
  Total From Investment Operations           1.80     3.23    0.21    (0.27)
Distributions:
 Net Investment Income                      (0.05)   (0.08)  (0.06)   (0.04)
 Net Realized Gains                         (0.70)   (0.21)      -        -
  Total Distributions                       (0.75)   (0.29)  (0.06)   (0.04)
Net Asset Value, End of Period             $13.83   $12.78  $ 9.84   $ 9.69
Total Return+                               14.82%@  33.78%   2.19%   (2.71)%@
Ratios and Supplemental Data
 Net Assets, End of Period (Thousands)     $3,360   $1,520  $1,446   $1,033
 Ratio of Expenses to Average Net Assets     1.00%*   1.00%   1.00%    1.01%*
 Ratio of Net Investment Income to
  Average Net Assets                         0.72%*   0.66%   0.70%    0.86%*
 Portfolio Turnover Rate                       19%     101%     81%      37%


     * Annualized
     @ Not annualized
  ++++ For the period from February 18, 1998 (commencement of operations) to
       October 31, 1998.
     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

    ** Unaudited.

The Cooke & Bieler Funds

  Investors who want more information about a portfolio should read the portfolio's annual/semi-annual reports and statement of additional infor-mation. The annual/semi-annual reports of a portfolio provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each portfolio during the last fiscal year. The statement of additional information contains additional detailed information about the portfolios and is incorporated by reference into (legally part of) this prospectus.


  Investors can receive free copies of the statement of additional informa-tion, shareholder reports and other information about the Cooke & Bieler Funds or the predecessor funds and can make shareholder inquiries by writ-ing to or calling:


                        The Advisors' Inner Circle Fund
                           The Cooke & Bieler Funds

                          530 E. Swedesford Road


                             Wayne, PA 19087


                         (Toll free 800-336-7031)



  You can review and copy information about a portfolio (including the statement of additional information) at the Securities and Exchange Com-mission's Public Reference Room in Washington, D.C. You can get informa-tion on the operation of the Public Reference Room by calling the Securi-ties and Exchange Commission at 1-202-942-8090. Reports and other informa-tion about a portfolio are available on the EDGAR Database on the Securi-ties and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Sec-tion, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-06400.

                           THE COOKE & BIELER FUNDS
                             C&B EQUITY PORTFOLIO
                  C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
                         C&B MID CAP EQUITY PORTFOLIO

                      c/o The Advisors' Inner Circle Fund
                                 PO Box 219009
                          Kansas City, MO 64121-9009
                           (Toll free) 800-336-7031


                      Statement of Additional Information
                            November 19, 2001


This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Portfolios dated November 19, 2001, as supplemented from time to time. You may obtain a prospectus for the Portfolios by contacting The Advisors' Inner Circle Fund at the address listed above.


Audited financial statements and a related report of PricewaterhouseCoopers LLP are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.


                               Table of Contents

The Advisors' Inner Circle Fund............................................  3
Glossary...................................................................  3
Description of Permitted Investments.......................................  3
  What Investment Strategies May the Portfolios Use?.......................  3
  Borrowing................................................................  4
  Debt Securities.........................................................   4
  Derivatives..............................................................  10
  Swaps, Caps, Collars and Floors..........................................  14
  Equity Securities........................................................  17
  Foreign Securities.......................................................  19
  Investment Companies.....................................................  22
  Repurchase Agreements....................................................  23
  Restricted Securities....................................................  23
  Securities Lending.......................................................  23
  Short Sales..............................................................  24
  When Issued Transactions.................................................  25
Investment Policies of the Portfolios......................................  25
  Fundamental Policies.....................................................  25
  Non-Fundamental Policies.................................................  27
Management of the Trust....................................................  27
Investment Advisory and Other Services.....................................  32
  Investment Adviser.......................................................  32
  Investment Advisory Agreement............................................  32
Distributor................................................................  33
Shareholder Servicing Arrangements.........................................  33
Administrator..............................................................  33
Custodian..................................................................  35
Transfer Agent.............................................................  35

Independent Accountants....................................................  35
Legal Counsel..............................................................  35
Codes of Ethics............................................................  35
Brokerage Allocation and Other Practices...................................  35
  Selection of Brokers.....................................................  35
  Simultaneous Transactions................................................  37
  Brokerage Commissions....................................................  37
Capital Stock and Other Securities.........................................  38
  Description of Shares and Voting Rights..................................  38
  Dividend and Distribution Options........................................  38
  Shareholder Liability....................................................  38
  Limitation of Trustees' Liability........................................  38
Federal Taxes..............................................................  38
Purchase, Redemption and Pricing of Shares.................................  40
  Calculating NAV..........................................................  40
  How the Trust Values its Assets..........................................  40
  Purchase of Shares.......................................................  41
  In-Kind Purchases........................................................  41
  Redemption of Shares.....................................................  41
  Redemptions-In-Kind......................................................  42
  Signature Guarantees.....................................................  42
  Other Redemption Information.............................................  42
  Exchange Privilege.......................................................  43
  Transfer of Shares.......................................................  43
Performance Calculations...................................................  43
  Total Return.............................................................  43
  Yield....................................................................  44
  Comparisons..............................................................  44
Financial Statements.......................................................  45
Bond Ratings...............................................................  45
  Moody's Investors Service, Inc...........................................  45
  Standard & Poor's Ratings Services.......................................  48
  Fitch Inc. Ratings.......................................................  50
  Notes....................................................................  51


November 19, 2001

THE ADVISORS' INNER CIRCLE FUND

This Statement of Additional Information (SAI) relates only to the C&B Equity Portfolio, the C&B Equity Portfolio for Taxable Investors and the C&B Mid Cap Equity Portfolio (each a "Portfolio" and, together the "Portfolios"), each a diversified portfolio. The Portfolios were created in association with the reorganization of their predecessor funds, the UAM Funds Inc. C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (each a "Predecessor Fund" and together the "Predecessor Funds") on November 12, 2001. As a result of the reorganization, the Portfolios assumed all of the assets and liabilities of the Predecessor Funds. Each Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares"). Each Portfolio is a separate mutual fund, and each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Investors should read the Portfolios' prospectus before purchasing shares.

Each Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services, and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Portfolio's other expenses, including audit and legal expenses. The expense ratio of each Portfolio is disclosed in the prospectus.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Portfolios' prospectus.

   o  1933 Act means the Securities Act of 1933, as amended.
   o  1934 Act means the Securities Exchange Act of 1934, as amended.
   o  1940 Act means the Investment Company Act of 1940, as amended.
   o Adviser means Cooke & Bieler, L.P., the investment adviser to the Portfolios.
   o  Board Member refers to a single member of the Trust's Board of Trustees.
   o  Board refers to the Trust's Board of Trustees as a group.
   o  Trust refers to The Advisors' Inner Circle Fund.
   o  NAV is the net asset value per share of a Portfolio.
   o  NYSE is the New York Stock Exchange.
   o  SEC is the Securities and Exchange Commission.
   o  Administrator is SEI Investments Mutual Funds Services, Inc.
   o  Distributor is SEI Investments Distribution Co.

Capitalized terms not defined herein are defined in the Portfolios' prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?

The Portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Portfolios to use these investments in "Investment Policies of the Portfolios."

BORROWING
---------

Each Portfolio may not borrow money, except if permitted by its fundamental investment policies:

   o It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
   o It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;
   o It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and
   o It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Borrowing is a form of leverage, which may magnify a Portfolio's gain or loss. To mitigate the risks of leverage, a Portfolio will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value.
In addition, the Portfolios will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Portfolios will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
---------------

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

   o   By the right of the issuer to borrow from the U.S. Treasury;
   o By the discretionary authority of the U.S. government to buy the obligations of the agency; or
   o   By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Portfolios.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government, and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the Portfolios may have to pay a premium over the maturity value of the underlying mortgages, which the Portfolio may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly), and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Portfolios may have to reinvest their principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Portfolios may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions or for temporary defensive purposes, a Portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Portfolios will only invest in a security issued by a commercial bank if the bank:

   o Has total assets of at least $1 billion, or the equivalent in other currencies;
   o   Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
       and

   o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Portfolios may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Portfolios may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against portfolios deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Portfolios may invest in commercial paper rated A-1 or A-2 by S&P or Prime-l or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.
A Portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Portfolio may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years (i.e., the duration). Effective duration takes into account call features and sinking portfolio prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o  INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o  PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Portfolio. If left unattended, drifts in the average maturity of a Portfolio can have the unintended effect of increasing or reducing the effective duration of the Portfolio, which may adversely affect the expected performance of the Portfolio.

o  EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Portfolios' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o  CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade, because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Portfolios to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Portfolios are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Portfolios may invest in securities of any rating.

DERIVATIVES
-----------

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Portfolios' prospectus, the Portfolios may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Portfolio may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date
(the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. A Portfolio may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o  PURCHASING PUT AND CALL OPTIONS

When a Portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the "option premium"). A Portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Portfolios would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Portfolios obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.
A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by: (i) Allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) Closing it out in the secondary market at its current price.

o  SELLING (WRITING) PUT AND CALL OPTIONS

When a Portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Portfolios would hope to profit by closing out the put option at a lower price. If security prices fall, a Portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Portfolios are permitted only to write covered options. At the time of selling the call option, the Portfolios may cover the option by owning:

   o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

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

   o A call option on the same security or index with the same or lesser exercise price;
   o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
   o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
   o In the case of an index, the Portfolio of securities that corresponds to the index.

   At the time of selling a put option, the Portfolios may cover the put option by:

   o   Entering into a short position in the underlying security;
   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
   o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
   o   Maintaining the entire exercise price in liquid securities.

o  OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o   OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract
(in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Portfolios would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Portfolios.

o   COMBINED POSITIONS

A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Portfolios could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
   o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the CFTC.
   o   Do not require an initial margin deposit.
   o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which a Portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS
-------------------------------

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Portfolios may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Portfolio's gains or losses. In order to reduce the risk associated with leveraging, a Portfolio may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

o   EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Portfolios will be committed to pay.

o   INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Portfolio may have to pay more money than it receives. Similarly, if a Portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Portfolio may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify a Portfolio's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Portfolio to greater risks.

CORRELATION OF PRICES - A Portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Portfolio may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   o current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract;
   o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
   o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Portfolio's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a Portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Portfolio may not be able to close out its position. In an illiquid market, a Portfolio may:

   o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
   o   have to purchase or sell the instrument underlying the contract;
   o   not be able to hedge its investments; and
   o   not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
   o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
   o the facilities of the exchange may not be adequate to handle current trading volume;
   o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
   o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the adviser incorrectly predicts stock market and interest rate trends, the Portfolios may lose money by investing in derivatives. For example, if a Portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Portfolio, and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Portfolio may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   o   actual and anticipated changes in interest rates;
   o   fiscal and monetary policies; and
   o   national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Portfolios may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Portfolio and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-----------------

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCK - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking portfolio preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at a Portfolio's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Portfolio purchases both (i) high-grade cash equivalents or a high-grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Portfolio will create synthetic convertible positions only out of high-grade fixed income securities, the credit rating associated with a Portfolio's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.
In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
   o Factors affecting an entire industry, such as increases in production costs; and
   o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Portfolio may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio's performance likely will decrease as the Portfolio's asset size increases, which could reduce the Portfolio's total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio's asset base grows. Because IPO shares frequently are volatile in price, the Portfolios may hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories, and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
------------------

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

   o They can invest directly in foreign securities denominated in a foreign currency;
   o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
   o   They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders that invest in such investment funds will bear not only their proportionate share of the expenses, (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
   o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
   o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
   o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
   o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment.
       A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Portfolio's ability to invest in a particular country or make it very expensive for a Portfolio to invest in that country.

       Some countries require prior governmental approval and limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

   o are generally more volatile than, and not as developed or efficient as, those in the United States;
   o   have substantially less volume;
   o trade securities that tend to be less liquid and experience rapid and erratic price movements;
   o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
   o employ trading, settlement and custodial practices less developed than those in U.S. markets; and
   o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to investors than U.S. markets:

   o foreign accounting, auditing and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.
   o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.
   o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.
   o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.
   o economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.
   o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Portfolios denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

   o It may be expensive to convert foreign currencies into United States dollars and vice versa;
   o Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;
   o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

   o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
   o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
   o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Portfolio receives from its investments. The Portfolios do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.
In particular, countries with emerging markets may:

   o   Have relatively unstable governments;
   o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
   o   Offer less protection of property rights than more developed countries;
       and
   o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Portfolios also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Portfolios expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

   o Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?
   o Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?
   o   How will existing currencies be exchanged into Euro?
   o Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------

A Portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Portfolio. Like other shareholders, a Portfolio would pay its proportionate share of those fees. Consequently, shareholders of a Portfolio would pay not only the management fees of the Portfolios, but also the management fees of the investment company in which the Portfolios invest.
A Portfolio may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS
---------------------

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Portfolios normally use repurchase agreements to earn income on assets that are not invested.

When a Portfolio enters into a repurchase agreement it will:

   o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
   o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a Portfolio can sell it and the Portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
---------------------

The Portfolios may purchase restricted securities that are not registered for sale to the general public. The Portfolios may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Portfolios' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Portfolios or less than what may be considered the fair value of such securities.

SECURITIES LENDING
------------------

A Portfolio may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Portfolio lends its securities, it will follow the following guidelines:

   o The borrower must provide collateral at least equal to the market value of the securities loaned;
   o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
       U. S. government;
   o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);
   o   It must be able to terminate the loan at any time;
   o It must receive reasonable interest on the loan (which may include a Portfolio investing any cash collateral in interest bearing short-term investments); and
   o   It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Portfolio could:

   o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
   o   Experience delays in recovering its securities.

SHORT SALES
------------

DESCRIPTION OF SHORT SALES:

Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

   o   Take advantage of an anticipated decline in prices.
   o   Protect a profit in a security it already owns.

A Portfolio can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Likewise, a Portfolio can profit if the price of the security declines between those dates.

To borrow the security, the Portfolios also may be required to pay a premium, which would increase the cost of the security sold. The Portfolio will incur transaction costs in effecting short sales. A Portfolio's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Portfolio may engage in short sales "against the box." In a short sale against the box, a Portfolio agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Portfolio will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES:

A Portfolio will not short sell a security if:

   o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Portfolio's net assets.
   o The market value of the securities of any single issuer that have been sold short by a Portfolio would exceed the two percent (2%) of the value of a Portfolio's net assets.
   o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Portfolio sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Portfolio is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
------------------------

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future.
In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Portfolio has committed to purchase before the securities are delivered, although the Portfolio may earn income on securities it has in a segregated account.
A Portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Portfolio would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Portfolio may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery or forward delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE PORTFOLIOS

A Portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
---------------------

The following investment limitations are fundamental, which means that the Portfolios cannot change them without approval by the vote of a majority of the outstanding voting securities of the Portfolio, as defined by the 1940 Act. With respect to the C&B Mid Cap Equity Portfolio, the Portfolio will not:

   o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Portfolio classified as a non-diversified series of an open-end investment company under the 1940 Act. A Portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.
   o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Portfolio's prospectus and statement of additional information as they may be amended from time to time.
   o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
   o Underwrite securities of other issuers, except insofar as a Portfolio may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.
   o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that a Portfolio may invest in, securities of issuers that deal or invest in real estate; and
       (3) that a Portfolio may purchase securities secured by real estate or interests therein.
   o Purchase or sell commodities or contracts on commodities except that a Portfolio may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.
   o Make loans to other persons, except that a Portfolio may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Portfolio's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

With respect to the C&B Equity Portfolio and the C&B Equity Portfolio for Taxable Investors, each of the Portfolios will not:

   o With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any if its agencies or instrumentalities).
   o With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.
   o Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost.
   o Invest for the purpose of exercising control over management of any company.
   o Invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts.
   o Invest in stock or bond futures and/or options on futures unless not more than 20% of the Portfolio's assets are invested in stock or bond futures and options.
   o Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when a Portfolio adopts a temporary defensive position.
   o Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.
   o Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (1) making any permitted borrowings, mortgages or pledges; or (2) entering into options, futures or repurchase transactions.
   o Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are in compliance with the 1940 Act, and the rules and regulations or interpretations of the SEC.
   o Pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.
   o   Purchase additional securities when borrowings exceed 5% of total assets.
   o   Purchase on margin or sell short, except as specified above.
   o Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.
   o Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.
   o Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.
   o Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
------------------------

Except as noted below, with respect to each of The Cooke & Bieler Funds, the following limitations are non-fundamental, which means the Portfolios may change them without shareholder approval.

The C&B Mid Cap Equity Portfolio may:

   o not borrow money, except that (1) the C&B Mid Cap Equity Portfolio may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) the C&B Mid Cap Equity Portfolio may borrow up to an additional 5% of its total assets for temporary purposes;
       (3) the C&B Mid Cap Equity Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the C&B Mid Cap Equity Portfolio may purchase securities on margin, engage in short sales to the extent permitted by applicable law and engage in short sales against the box.
   o Notwithstanding the investment restriction above, the C&B Mid Cap Equity Portfolio may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. The C&B Mid Cap Equity Portfolio will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

The C&B Mid Cap Equity Portfolio invests in illiquid and restricted securities to the extent permitted by applicable law.

The C&B Mid Cap Equity Portfolio intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Portfolio has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

Each of the Portfolios may:

   o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.
   o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.
   o   invest in the securities of foreign issuers.
   o purchase shares of other investment companies to the extent permitted by applicable law. A Portfolio may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.
   o   write covered call options and may buy and sell put and call options.
   o   enter into repurchase agreements.
   o lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Portfolio's total assets taken at market value. In addition, a Portfolio must receive at least 100% collateral.
   o   enter into swap transactions.

The 1940 Act currently permits a Portfolio to invest up to 10% of its total assets in the securities of other investment companies. However, a Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

MANAGEMENT OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.
Under the Agreement and Declaration of Trust, the Trustees have the power to liquidate the Portfolio without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Portfolio fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds,
SEI Institutional International Trust, SEI Institutional Investments Trust,
SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of
SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds,
The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund,
The Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987-December 1993; Trustee of The Advisors' Inner Circle Fund,
The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust,
SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds,
The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES R. FOGGO (DOB 06/30/64) -- President -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie
(law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998-2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer -- Director, SEI Funds Accounting since November 1999. Audit Manager,
Ernst & Young LLP, 1991-1999.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JOHN M. FORD (DOB 09/11/69) -- Assistant Secretary -- 1800 M Street, NW, Washington, DC 20036, Associate since 1998, Morgan, Lewis & Bockius LLP
(law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS P. LEMKE (DOB 07/30/54) -- Assistant Secretary -- 1800 M Street, NW, Washington, DC 20036, Partner since 1999, Morgan, Lewis & Bockius LLP
(law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Member, Investment Company Institute's Board of Governors, 1997-1999. Senior Vice President, Secretary and General Counsel, Strong Capital Management, Inc., 1994-1999.

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of each Portfolio.

PRINCIPAL SHAREHOLDERS

As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Predecessor Fund:

                                             PERCENTAGE
                                             OF SHARES
NAME AND ADDRESS OF SHAREHOLDER                OWNED               PORTFOLIO                CLASS

Carole Bonner                                  32.04%       C&B Balanced Portfolio      Institutional
1550 North 123rd Street                                                                 Class Shares
Wauwatsoa, WI 53226-31312

Joanna H. Schoff                               14.54%       C&B Balanced Portfolio      Institutional
226 North Street                                                                        Class Shares
Rye, NY 10580-1520

UAM Trust Co. CUST                             10.78%       C&B Balanced Portfolio      Institutional
IRA A/C Linda Carpino                                                                   Class Shares
496 Hollyknoll Drive
Churchville, PA 18966-1453

Helen A. Mohn                                   8.75%       C&B Balanced Portfolio      Institutional
100 Vermillion Drive                                                                    Class Shares
Levittown, PA 19054-1324

First Union National Bank                      34.01%       C&B Equity Portfolio        Institutional
FBO Cadmus Comm Corp                                                                    Class Shares
1525 West WT Harris Blvd
Charlotte, NC 28262-8522

Central New York Community Foundation Inc.     18.93%       C&B Equity Portfolio        Institutional
500 S. Salina St. Ste 428                                                               Class Shares
Syracuse, NY 13202-3314

Ironworkers Local 397 Pension Fund             17.61%       C&B Equity Portfolio        Institutional
c/o Administrative Services Inc.                                                        Class Shares
Attn: Fund Accounting
PO Box 83900
Miami, FL 33283-9000

A. Cirillo, D. Faicco, R. Samuels &             7.43%       C&B Equity Portfolio        Institutional
Joseph Guerrera & David Smith TR                                                        Class Shares
Fulton Fish Market PFA 7 DEC TR
PART Fulton Fish Market Pension 1/1/82
140 Beekman Street
New York, NY 10038-02010

S. Sanford Schlitt TOD                         37.90%       C&B Equity Portfolio        Institutional
Subject to DST TOD Rules                                    for Taxable Investors       Class Shares
Patricia Schlitt PB
491 Meadow Lark Drive
Sarasota, FL 34236-1901


                                             PERCENTAGE
                                             OF SHARES
NAME AND ADDRESS OF SHAREHOLDER                OWNED               PORTFOLIO                CLASS

Ann Hauptman & Cynthia Jacobs TR FBO           14.20%       C&B Equity Portfolio        Institutional
Gunther A. Hauptman TR                                      for Taxable Investors       Class Shares
4 Briga Ln
White Plains, NY 10605-4647

Charles Schwab & Co., Inc.                     12.03%       C&B Equity Portfolio        Institutional
Reinvest Account                                            for Taxable Investors       Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Primevest Financial Services FBO                7.46%       C&B Equity Portfolio        Institutional
Glenn L Amos                                                for Taxable Investors       Class Shares
400 First Street So suite 300
P.O. Box 283
ST. Cloud MN 56302-0283

Anne Y Stratton                                 5.97%       C&B Equity Portfolio        Institutional
9608 N. Juniper Circle                                      for Taxable Investors       Class Shares
Mequon, WI 53092-6216

Robert B. Arthur                                5.42%       C&B Equity Portfolio        Institutional
101 Cheswold Lane, Apt. 4B                                  for Taxable Investors       Class Shares
Haverford, PA 19041-1867

Vanguard Fiduciary Trust Co. FBO               76.09%       C&B Mid Cap Equity          Institutional
UAM Corp Profit Sharing 401K Plan,                          Portfolio                   Class Shares
Vanguard Fiduciary Trust Group Sp. Services
PO Box 2600 VM 421
Valley Forge, PA 19482-2600

Charles Schwab & Co Inc.                        8.10%       C&B Mid Cap Equity          Institutional
Reinvest Account                                            Portfolio                   Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

UAM Trust CO CUST                               5.56%       C&B Mid Cap Equity          Institutional
FBO John J. Medvcckis R/O IRA                               Portfolio                   Class Shares
C/0 Cooke & Bieler Inc.
1700 Market Street, Suite 3222
Philadelphia, PA 19103-3912


Any shareholder listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) the Portfolio. Shareholders controlling a Portfolio could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio. As of February 1, 2001, the directors and officers of the Trust owned less than 1% of the outstanding shares of the Portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
-------------------

Cooke & Bieler, L.P., (the "adviser"), a Pennsylvania limited partnership located at 1700 Market Street, Philadelphia, PA 19103, is the investment adviser to each of the Portfolios. The adviser manages and supervises the investment of each Portfolio's assets on a discretionary basis.

The adviser is a successor to Cooke & Bieler, Inc. ("UAM Cooke & Bieler"), a wholly-owned subsidiary of United Asset Management Inc. ("UAM"). UAM became a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group, on September 26, 2000. Eight key employees of UAM Cooke & Bieler, Samuel H. Ballam, III, Kermit S. Eck, John J. Medveckis, Michael M. Meyer, James R. Norris, R. James O'Neal, Bruce A. Smith and Mehul Trivedi, organized the adviser to purchase and continue the investment advisory business of UAM Cooke & Bieler. UAM Cooke & Bieler was formed in 1951 and became a subsidiary of UAM in 1986. It served as an investment adviser of the Predecessor Funds from their inception (May 15, 1990 with respect to the C&B Equity Portfolio, February 12, 1997 with respect to the C&B Equity Portfolio for Taxable Investors and February 18, 1998 with respect to the C&B Mid Cap Equity Portfolio) until the sale to the adviser.

The adviser provides investment management services to a diversified group of clients including corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. Its investment products include mid and large capitalization value equity, fixed income, and cash management. Currently, the adviser has approximately
$1.7 billion under management.

INVESTMENT ADVISORY AGREEMENT
-----------------------------

This section summarizes some of the important provisions of the Investment Advisory Agreement. The Trust has filed each agreement with the SEC as part of its registration statement on Form N-1A.

SERVICE PERFORMED BY ADVISER

The Adviser:

   o   Manages the investment and reinvestment of a Portfolio's assets;
   o Continuously reviews, supervises and administers the investment program of a Portfolio; and
   o Determines what portion of a Portfolio's assets will be invested in securities and what portion will consist of cash.

LIMITATION OF LIABILITY

In the absence of (1) willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement; or (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, the adviser shall not be subject to any liability whatsoever to the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

CONTINUING AN INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement remains in effect for an initial period of two years and thereafter continues in effect for periods of one-year so long as such continuance is specifically approved at least annually by a:

   o Majority of those Board members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and
   o (a) a majority of the Board members, or (b) a majority of the shareholders of the Trust.

TERMINATING AN INVESTMENT ADVISORY AGREEMENT

The Trust may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

   o A majority of the Trust's shareholders vote to do so or a majority of the Trust's Trustees vote to do so; and
   o It gives the adviser not less than 30 nor more than 60 days' written notice.

The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Trust.
An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

ADVISORY FEES

For its services, each Portfolio pays the adviser annual fees, which are expressed in the prospectus as a percentage of the average daily net assets of the Portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Predecessor Funds paid the following in management fees to the Predecessor Adviser:


                                INVESTMENT ADVISORY  INVESTMENT ADVISORY  TOTAL INVESTMENT
                                     FEES PAID           FEES WAIVED       ADVISORY FEES
C&B EQUITY PORTFOLIO
   2000                              $303,795            $35,665             $268,130
   1999                              $677,029            $     0             $677,029
   1998                              $966,726            $     0             $966,726
C&B MID CAP EQUITY PORTFOLIO
   2000                              $  8,072            $ 8,072             $      0
   1999                              $      0            $ 8,217             $      0
   1998                              $      0            $ 3,589             $      0
C&B EQUITY PORTFOLIO FOR
 TAXABLE INVESTORS
   2000                              $ 16,158            $16,158             $      0
   1999                              $      0            $23,723             $      0
   1998                              $      0            $16,532             $      0

DISTRIBUTOR

The Distributor and the Trust are parties to a distribution agreement
(the "Distribution Agreement"). The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Portfolios upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

No compensation is paid to the Distributor for distribution services for the shares of the Portfolios.

SHAREHOLDER SERVICING ARRANGEMENTS

The adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Trust or the Portfolios. The adviser may do so out of its revenues, its profits or any other source available to it. Subject to review and approval by the Board, a Portfolio may in certain instances pay all or a portion of a Service Agents' or other persons' fees for record-keeping, sub-accounting, sub-transfer agency and/or other administrative services performed with respect to the Portfolio's shareholders. Such service arrangements, when in effect, are made generally available to all qualified service providers.

ADMINISTRATOR

The Administrator provides the Portfolios with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Portfolio, which is calculated daily and paid monthly based on the respective Portfolio's asset level, at an annual rate of: 0.15% on the first $250 million of average daily net assets; 0.125% on the next $250 million of average daily net assets; and 0.10% on average daily net assets over $500 million. However, the Portfolios pay a minimum annual administration fee of $271,000, apportioned to each Portfolio as a percentage of its average monthly net assets, which would be increased by $15,000 per additional class and $85,000 per additional portfolio.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or
(e) as to a Portfolio or the Trust, effective upon the liquidation of the Portfolios or the Trust, as the case may be.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, Millennium Funds, Inc., The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds,
SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust,
SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust,
STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust,
UAM Funds, Inc. and UAM Funds, Inc. II.

The Administrator will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a "regulated investment company" ("RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For the last three fiscal years the Predecessor Funds paid the following in administration and sub-administration fees:

                                                                                               TOTAL
                                                                                          ADMINISTRATION
                                              ADMINISTRATION FEE   SUB-ADMINISTRATION FEE      FEE*
   EQUITY PORTFOLIO
     2000                                           $39,132              $ 50,070            $118,159
     1999                                           $54,969              $ 94,088            $149,057
     1998                                           $31,273              $145,022            $176,295
   MID CAP EQUITY PORTFOLIO
     2000                                           $18,831              $ 35,409            $ 77,235
     1999                                           $ 8,500              $ 40,291            $ 48,791
     1998                                           $ 1,690              $ 23,821            $ 25,511
   EQUITY PORTFOLIO FOR TAXABLE INVESTORS
     2000                                           $17,737              $ 36,086            $ 77,340
     1999                                           $ 6,592              $ 57,574            $ 64,166
     1998                                           $ 3,684              $ 61,533            $ 65,217

*UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Funds. Prior to 2000, UAMFSI's Administration Fee included amounts paid to the Predecessor Funds' Transfer Agent. The Administrator served as the sub-administrator to the Predecessor Funds.

CUSTODIAN

First Union National Bank, 125 South Broad Street, Philadelphia, PA 19109 (the "Custodian") acts as custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, MO 64105 serves as the Trust's transfer agent.

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP serves as independent accountants for the Trust. The independent accountants to the Predecessor Funds was PricewaterhouseCoopers LLP.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.
The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Portfolios' adviser may select a broker based upon brokerage or research services provided to the adviser. The adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the adviser, under certain circumstances, to cause each Portfolio to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities;
(2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Portfolio commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.
The adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the adviser will be in addition to and not in lieu of the services required to be performed by the Portfolios' adviser under the Advisory Agreement. Any advisory or other fees paid to the adviser are not reduced as a result of the receipt of research services.

In some cases the adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Portfolios may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers or sub-advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of portfolio shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above.
In addition, the Portfolios may place trades with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of Portfolio shares for their clients.

The Portfolios may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Portfolios or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act, and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the affiliate and the Portfolios expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Portfolios for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of a Portfolio, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

During the fiscal year ended October 31, 2000, the Predecessor Funds' adviser directed $1,613,652, $7,400 and $13,599 of the Equity Portfolio's, Equity Portfolio for Taxable Investor's and Mid Cap Equity Portfolio's brokerage transactions in exchange for certain research services. Commissions paid on those transactions were $79,932, $370 and $679 for the Equity Portfolio's, Equity Portfolio for Taxable Investor's and Mid Cap Equity Portfolio's brokerage, none of which was paid to an affiliate of either the Predecessor Funds or the Adviser. As of October 31, 2000, the Predecessor Funds did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

SIMULTANEOUS TRANSACTIONS

The adviser makes investment decisions for each Portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Trust's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS

Equity Securities
------------------

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities
---------------

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Portfolios will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Portfolios execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid
-----------------

For the last three fiscal years, the Predecessor Funds paid the following in brokerage commissions:

                                                       BROKERAGE COMMISSIONS
C&B EQUITY PORTFOLIO
     2000                                                    $117,429
     1999                                                    $201,243
     1998                                                    $144,662
C&B MID CAP EQUITY PORTFOLIO
     2000                                                    $  5,916
     1999                                                    $  4,754
     1998                                                    $  2,184
C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
     2000                                                    $  2,474
     1999                                                    $  2,287
     1998                                                    $  5,124

Brokerage commission levels have varied due to changing asset levels and redemption volumes.

CAPITAL STOCK AND OTHER SECURITIES

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Declaration of Trust authorizes the issuance of an unlimited number of Portfolios and shares of each Portfolio, each of which represents an equal proportionate interest in the Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust will not hold annual meetings except when required to by the 1940 Act or other applicable law.

DIVIDEND AND DISTRIBUTION OPTIONS

There are three ways for shareholders to receive dividends and capital gains:

   o Income dividends and capital gains distributions are reinvested in additional shares at net asset value;
   o Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and
   o   Income dividends and capital gains distributions are paid in cash.

The Trust sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Board, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Board Member shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Board Member against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


FEDERAL TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that is intended to supplement the discussion contained in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisers with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the Portfolio itself generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify:
(1) it would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A Portfolio's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

In addition, to avoid federal excise taxes, the Internal Revenue Code requires each Portfolio to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Portfolio intends to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Each Portfolio receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Portfolio, constitutes a Portfolio's net investment income from which dividends may be paid to you. Any distributions by a Portfolio from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

The Portfolios may derive capital gains and losses in connection with sales or other dispositions of their securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares in a Portfolio. Any net capital gains realized by a Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Portfolio.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt securities are generally treated as ordinary losses by a Portfolio. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Portfolio's ordinary income distributions to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

A Portfolio may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Portfolio's total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by the Portfolio. It is not anticipated that any of the Portfolios will be eligible to make this election.

The Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio and/or defer the Portfolio's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Portfolio.

Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your portfolio shares, or exchange shares of one Portfolio for shares of a different Portfolio, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares. All or a portion of any loss that your realize upon the redemption of your portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Depending upon state and local law, distributions by a Portfolio to its shareholders and the ownership of such shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolio. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Portfolio. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATING NAV
---------------

The purchase and redemption price of the shares of a Portfolio is equal to the NAV of the Portfolio. The Trust calculates the NAV of a Portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

   o   Liabilities include accrued expenses and dividends payable; and
   o Total assets include the market value of the securities held by the Portfolio, plus cash and other assets plus income accrued but not yet received.

Each Portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

HOW THE TRUST VALUES ITS ASSETS
-------------------------------

EQUITY SECURITIES - Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The exchange rates used by the Trust for the conversion are captured as of the London close each day.

DEBT AND FIXED INCOME SECURITIES - Debt and fixed income securities may be priced by independent, third party pricing agents. A list of third party pricing agents with whom the Trust has contracted may be found in the Trust's Pricing and Valuation Procedures. If a security price cannot be obtained from an independent, third-party pricing agent, the Trust's administrator obtains a bid price form an independent broker who makes a market in the security. The values supplied by both the Trust's independent, third-party pricing agents and/or independent brokers are subject to procedures described in Section II of the Trust's Pricing and Valuation Procedures. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair market value.

OTHER ASSETS AND FAIR VALUE PRICING - The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trust's Fair Value Procedures established by the Board.

PURCHASE OF SHARES
-------------------

Financial intermediaries may enter confirmed purchase orders for shares on behalf of their customers. To do so, the financial intermediary must receive your investment order before the close of trading on the NYSE and must transmit it to the Portfolio before the close of its business day to receive that day's share price. The Trust must receive proper payment for the order by the time the Trust calculates its NAV on the following business day. Financial intermediaries are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Shareholders can buy full and fractional (calculated to three decimal places) shares of a Portfolio. The Trust will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

The Trust may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of a Portfolio's shares.

In-Kind Purchases
-----------------

At its discretion, the Trust may permit shareholders to purchase shares of a Portfolio with securities, instead of cash. If the Trust allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Trust Values it Assets" at the next determination of net asset value after acceptance. The Trust will issue shares of the Portfolio at the NAV of the Portfolio determined as of the same time.

The Trust will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Trust will only accept in-kind purchases if the transaction meets the following conditions:

   o   The securities are eligible investments for a Portfolio;
   o   The securities have readily available market quotations;
   o The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;
   o All dividends, interest, subscription or other rights pertaining to such securities become the property of the Portfolio and are delivered to the Trust by the investor upon receipt from the issuer; and
   o Immediately after the transaction is complete, the value of all securities of the same issuer held by the Portfolio cannot exceed 5% of the net assets of the Portfolio. This condition does not apply to U.S. government securities.

Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------
When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the Portfolio.

BY MAIL - Requests to redeem shares must include:

   o   Share certificates, if issued;
   o A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;
   o   Any required signature guarantees (see "Signature Guarantees"); and
   o Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE - Shareholders may not do the following by telephone:

   o Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.
   o   Redeem shares represented by a certificate.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. The Trust will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

REDEMPTIONS-IN-KIND
-------------------

If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Trust in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Trust at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

SIGNATURE GUARANTEES
--------------------
 The Trust requires signature guarantees for certain types of documents, including:

   o   Written requests for redemption;
   o Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and
   o   On all stock certificates tendered for redemption.

The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Trust and its transfer agent from fraud.

The Trust will accept signature guarantees from any eligible guarantor institution, as defined by the 1934 Act that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
----------------------------

Normally, the Trust will pay for all shares redeemed under proper procedures within seven days after it receives your request. However, the Trust will pay your redemption proceeds earlier as applicable law so requires.

The Trust may suspend redemption privileges or postpone the date of payment:
   o   when the NYSE and custodian bank are closed;
   o   when trading on the NYSE is restricted;
   o during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or to fairly determine the value of its assets; or
   o   for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
-------------------

The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The shares of the Portfolios do not charge a sales commission or charge of any kind for exchanges.

Neither the Trust nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Trust and its shareholders.

TRANSFER OF SHARES
------------------

Shareholders may transfer shares of the Trust to another person by making a written request to the Trust. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


PERFORMANCE CALCULATIONS

Each Portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each Portfolio.


TOTAL RETURN

Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period.
An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

The Trust calculates the average annual total return of a Portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable portfolio expenses on an annual basis.

The Trust calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:
     P      =  a hypothetical initial payment of $1,000

     T      =  average annual total return

     n      =  number of years

     ERV    =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

Set forth in the table below are the Predecessor Funds' average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 30, 2000 or the period from a fund's inception date through October 31, 2000.

                                                                SHORTER OF TEN
                                                                     YEARS
                                  ONE YEAR     FIVE YEARS     & SINCE INCEPTION   INCEPTION DATE
C&B Equity Portfolio               10.89%        15.16%            -15.21%         05/15/1990
C&B Equity Portfolio for           20.32%         N/A               13.42%         02/12/1997
 Taxable Investors
C&B Mid Cap Equity Portfolio       33.78%         N/A               11.14%         02/18/1998


YIELD

Yield refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period, include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a      =  dividends and interest earned during the period

     b      =  expenses accrued for the period (net of reimbursements)

     c      =  the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d      =  the maximum offering price per share on the last day of the period.

COMPARISONS

A Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications and various indices. This information may also be included in sales literature and advertising.

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Trust may discuss various measures of portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

In assessing such comparisons of performance, an investor should keep in mind:

   o that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio;
   o   that the indices and averages are generally unmanaged;
   o that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance; and
   o   that shareholders cannot invest directly in such indices or averages.

In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

The following documents are available for the Predecessor Funds and are included in their October 31, 2000 Annual Report:

   o   Financial statements for the fiscal year ended October 31, 2000.
   o   Financial highlights for the respective periods presented.
   o   The report of PricewaterhouseCoopers LLP.

Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Predecessor Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Predecessor Funds' Annual Reports free of charge by calling the Cooke & Bieler Funds at 800-336-7031.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Preferred Stock Ratings
-----------------------

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally
-----------------------------------------------

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally
-----------------------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

   o   Leading market positions in well-established industries.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

Long-Term Issue Credit Ratings
------------------------------

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk.
     As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.


     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC   An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Short-Term Issue Credit Ratings
    -------------------------------

     A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

International Long-Term Credit Ratings
--------------------------------------

     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA   Very high credit quality.   "AA" ratings denote a very low expectation
          of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     International Short-Term Credit Ratings
     ---------------------------------------

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D    Default.  Denotes actual or imminent payment default.



NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                            PART C: OTHER INFORMATION
                         POST EFFECTIVE AMENDMENT NO. 48


Item 23.  Exhibits:

(a)(1) Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(a)(2) Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to exhibit
          (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.

(a)(3) Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to exhibit
          (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

(b)(1) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.

(b)(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

(c)       Not Applicable.

(d)(1) Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed on February 28, 1996.

(d)(2) Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed February 27, 1997.

(d)(3) Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-

          1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

(d)(4) Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.

(d)(5) Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(d)(6) Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(d)(7) Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(d)(8) Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to exhibit
          (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

(d)(9) Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company with respect to the FMC Select and FMC Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

(d)(10) Investment Advisory Agreement between Registrant and Sterling Partners Capital Management is incorporated herein by reference to exhibit
          (d)(10) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 12, 2001.

(d)(11) Investment Advisory Agreement between the Registrant and GLB Fund Management, Inc. is incorporated herein by reference to exhibit
          (d)(11) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-

          1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

(d)(12) Investment Advisory Agreement between Registrant and Toews Corporation with respect to the Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

(d)(13) Investment Advisory Agreement between Registrant and Prospect Asset Management with respect to The Japan Smaller Companies Fund is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001..

(d)(14) Investment Advisory Agreement dated August 13, 2001 between Registrant and Synovus Funds Investment Advisors is filed herewith.

(d)(15) Investment Sub-Advisory Agreement dated August 13, 2001 between Registrant, Synovus Funds Investment Advisors and Steinberg Priest Capital, Co., Inc. is filed herewith.

(d)(16) Form of Investment Advisory Agreement between Registrant and Cooke & Bieler, Inc. is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 16, 2001.


(e)(1) Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

(e)(2) Distribution Agreement between Registrant and CCM Securities, Inc. dated February 28, 1997 is incorporated herein by reference to exhibit
          (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(f)       Not Applicable.

(g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A. originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange

          Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on February 27, 1997.

(g)(2) Amended Custodian Agreement dated between Registrant and CoreStates Bank, N.A. is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.

(h)(1) Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.

(h)(2) Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit
          (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.

(h)(3) Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

(h)(4) Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

(h)(5) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

(h)(6) Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(7) Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to exhibit (9)(g) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(8) Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to exhibit (9)(h) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(9) Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to exhibit (9)(i) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(10) Form of Shareholder Servicing Agreement for AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(11) Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to exhibit (9)(k) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

(h)(12) Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

(h)(13) Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

(h)(14) Amended Schedule dated March 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to LSV Value Equity Fund, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(14) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(15) Amended Schedule dated August 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(16) Administration Agreement dated August 20, 1999 between Registrant, LSV Asset Management and Fidelity Brokerage Services, Inc. and National Financial Services Corporation is incorporated by reference to exhibit
          (h)(16) of Post-Effective Amendment No.39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(17) Amended Schedule dated December 1, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(18) Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Management and Charles Schwab & Co, Inc. is incorporated by reference to exhibit (h)(18) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(19) Schedule dated May 19, 2000 to the Administration Agreement dated November 14, 1991 between the Registrant and SEI Investments Mutual Funds Services relating to the AIG Money Market Fund is incorporated herein by reference to exhibit (h)(19) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(h)(20) Schedule dated May 22, 2000 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(h)(21) Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(21) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

(h)(22) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the GLB Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

(h)(23) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio is incorporated herein by reference to exhibit (h)(23) of the Registrant's Post-Effective Amendment No.

          42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(h)(24) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100 Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(h)(25) LSV Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(25) of the Registrant's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

(h)(26) HGK Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(26) of the Registrant's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

(h)(27) Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

(h)(28) Toews Corporation Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(28) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001..

(i)       Not Applicable.

(j) Consent of Independent Public Accountants (PricewaterhouseCoopers, LLP and Arthur Andersen, LLP) is filed herewith.


(k)       Not Applicable.

(l)       Not Applicable.

(m)(1) Distribution Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

(m)(2) Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(n)       Not Applicable.

(o) Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (o) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(p)(1) Revised SEI Investments Company Code of Ethics and Insider Trading Policy is incorporated herein by reference to exhibit (p)(1) of the Registrant's Post-

          Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

(p)(2) The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's Post-Effective Amendment No. 28 on Form N-1A (File No.33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(3) AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(4) Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(5) First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(6) HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(7) LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional Managed Trust's Post-Effective Amendment No. 33 on Form N-1A (File No. 33-9504) filed with the Securities and Exchange Commission on July 3, 2000.

(p)(8) MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(9) Sterling Capital Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(9) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

(p)(10) Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(p)(11) Prospect Asset Management Code of Ethics is incorporated herein by reference to exhibit (p)(11) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

(q)(1) Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson, George J. Sullivan, James M. Storey, and James R. Foggo are incorporated herein by reference to exhibit (q) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-

          42484) filed with the Securities and Exchange Commission on December 13, 2000.

(q)(2) Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of the Registrant's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

Item 24.  Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.  Indemnification:

         Article VIII of the Agreement and Declaration of Trust filed as Exhibit
(a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

         Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

HGK Asset Management, Inc.
--------------------------
HGK Asset Management, Inc. is the investment adviser for the HGK Fixed Income Fund. The principal address of HGK Asset Management, Inc. is Newport Tower, 525 Washington Blvd., Jersey City, NJ 07310.

-------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Jeffrey Theodore Harris, Managing
Director (Fixed Income)                          --                                        --
-------------------------------------------------------------------------------------------------------------
Joseph Edward Kutzel, Managing
Director (Marketing)                             --                                        --
-------------------------------------------------------------------------------------------------------------
Michael Pendergast, Managing Director,
Senior Equity Manager                            --                                        --
-------------------------------------------------------------------------------------------------------------
Gregory Walter Lobo, Managing
Director, Senior                                 --                                        --
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Manager
--------------------------------------------------------------------------------
Arthur Ettore Coia, II, Managing
Director, Mid Cap Equity Manager
--------------------------------------------------------------------------------

AIG Capital Management Corp.
----------------------------
AIG Capital Management Corp. is the investment adviser for the AIG Money Market Fund. The principal address of AIG Capital Management Corp. is 70 Pine Street, New York, NY 10270.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
William Naughton Dooley, Director        American International Group, Inc.     Senior Vice President of Financial
                                         AIG Global Investment Corp (Europe)    Services
                                         Ltd.                                   Director
------------------------------------------------------------------------------------------------------------------------
Ronald Alan Latz, Director               American International Group, Inc.     Chief Financial Officer of Financial
                                                                                Services Division
------------------------------------------------------------------------------------------------------------------------
Carol A. McFate, Director                American International Group, Inc.     Treasurer & Vice President,
                                                                                Assistant Treasurer (6/98), Director
                                                                                of Financial Services (12/98)
------------------------------------------------------------------------------------------------------------------------
Win Jay Neuger, Director and Chairman,   AIG Global Investment Corp.            Director, Chairman, CEO, CIO
CIO                                                                             Director
                                         AIG Asset Management, Ltd.             Director
                                         AIG Global Investment Group, Inc.
                                         AIG International Group, Inc.          Senior Vice President, Chief
                                                                                Investment Officer
                                         AIG Investment Corp, (Europe), Ltd.    Director
------------------------------------------------------------------------------------------------------------------------
Helen Stefanis, Director, President      American International Group, Inc.     Director of Structured Finance and
                                         AIG Capital Corp.                      Investments
                                         AIG Equity Sales Corp.                 Vice President
                                                                                Reg. Rep. and Director
------------------------------------------------------------------------------------------------------------------------
Neil Anthony Daniele, Compliance         AIG Global Investment Corp.            Compliance Officer
Officer
------------------------------------------------------------------------------------------------------------------------
Neil Friedman,                           American International Group, Inc.     Various Comptrollership Positions
Vice President, Comptroller
------------------------------------------------------------------------------------------------------------------------
George Coheleach, Vice President,        AIG Capital Corp.                      Vice President
Senior Portfolio Manager                 AIG Funding, Inc.                      Vice President
------------------------------------------------------------------------------------------------------------------------
Edward Jay Lieber, Vice President,       AIG Capital Corp.                      Vice President
Portfolio Manager                        AIG Funding, Inc.                      Vice President
------------------------------------------------------------------------------------------------------------------------
Matthew Cabezas-Buhse, Assistant         AIG Funding, Inc.                      Assistant Portfolio Manager
Portfolio Manager
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Peter Michael Yu,                        AIG Capital Partners, Inc.             Director, CEO, President
Managing Director, Vice President
------------------------------------------------------------------------------------------------------------------------

First Manhattan Co.
-------------------
First Manhattan Co. is the investment adviser for the FMC Select Fund. The principal address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
David Sanford Gottesman, General                   Sequa Corporation                  Member, Board of Directors
Partner
------------------------------------------------------------------------------------------------------------------------
Daniel Rosenbloom, General Partner                        --                                      --
------------------------------------------------------------------------------------------------------------------------
Jack H. Varon, General Partner                            --                                      --
------------------------------------------------------------------------------------------------------------------------
Allan Howard Glick, General Partner                       --                                      --
------------------------------------------------------------------------------------------------------------------------
Bernard C. Groveman, General Partner                      --                                      --
------------------------------------------------------------------------------------------------------------------------
Charles M. Rosenthal, General Partner                     --                                      --
------------------------------------------------------------------------------------------------------------------------
David M. Manischewitz, General Partner                    --                                      --
------------------------------------------------------------------------------------------------------------------------
Arthur Joel Stainman, General Partner                     --                                      --
------------------------------------------------------------------------------------------------------------------------
John R. Loomis, General Partner                           --                                      --
------------------------------------------------------------------------------------------------------------------------
Michael P. Helmick, General Partner                       --                                      --
------------------------------------------------------------------------------------------------------------------------
Robert W. Gottesman, General Partner                      --                                      --
------------------------------------------------------------------------------------------------------------------------
A. Byron Nimocks, III, General Partner                    --                                      --
------------------------------------------------------------------------------------------------------------------------
Neal K. Stearns, General Partner,                         --                                      --
General Counsel
------------------------------------------------------------------------------------------------------------------------
Carrol A. Muccia, Jr., General Partner                    --                                      --
------------------------------------------------------------------------------------------------------------------------
Richard A. Pearl, General Partner                         --                                      --
------------------------------------------------------------------------------------------------------------------------
Keith B. Josephson, General Partner                       --                                      --
------------------------------------------------------------------------------------------------------------------------
William F. Guardenier, General Partner                    --                                      --
------------------------------------------------------------------------------------------------------------------------
Todd W. Green, General Partner                            --                                      --
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Samuel Flug Colin, General Partner                 --                                        --
------------------------------------------------------------------------------------------------------------------------

Clarion CRA Securities, L.P.
----------------------------
Clarion CRA Securities, L.P. (formerly CRA Real Estate Securities, L.P.) is the investment adviser for the CRA Realty Shares Portfolio. The principal address of Clarion CRA Securities, L.P. is Suite 205, 259 North Radnor-Chester Road, Radnor, PA 19087.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Thomas Ritson Ferguson, III, Managing              --                                        --
Director
------------------------------------------------------------------------------------------------------------------------
Jarrett Burt Kling, Managing Director              --                                        --
------------------------------------------------------------------------------------------------------------------------
Kenneth Dale Campbell, Co-Chief          CRA Real Estate Securities, Inc.       Managing Director (11/98)
Investment Officer
------------------------------------------------------------------------------------------------------------------------
John Alexander Weisz, President          Clarion Partners, LLC                  President
------------------------------------------------------------------------------------------------------------------------
Stephen Joel Furnary, Chairman           Clarion Partners, LLC                  Chairman
------------------------------------------------------------------------------------------------------------------------
Charles Grossman, Executive Vice         Clarion Partners, LLC                  Executive Vice President
President
------------------------------------------------------------------------------------------------------------------------
Arnoldus Wilhelm Veenhuysen, Managing    Clarion Partners, LLC                  Managing Director
Director
------------------------------------------------------------------------------------------------------------------------
Sherry Lyn Rexford, Director             Campbell-Radnor Advisors, Inc.         Vice President (11/98)
------------------------------------------------------------------------------------------------------------------------

LSV Asset Management Company
----------------------------
LSV Asset Management Company is an investment adviser for the LSV Value Equity Fund. The address of LSV Asset Management Company is 181 West Madison Avenue, Chicago, Illinois 60602. LSV Asset Management Company is an investment adviser registered under the Advisers Act.

------------------------------------------------------------------------------------------------------------------------
Name and Position with                   Name of Other Company                  Connection with Other Company
Investment Adviser
------------------------------------------------------------------------------------------------------------------------
Lakonishok Corporation,                            --                                        --
General Partner
------------------------------------------------------------------------------------------------------------------------
SEI Funds, Inc., General                           --                                        --
Partner
------------------------------------------------------------------------------------------------------------------------
Shleifer Corporation, General                      --                                        --
Partner
------------------------------------------------------------------------------------------------------------------------

GLB Fund Management, Inc.
-------------------------
GLB Fund Management, Inc. is the investment adviser to the GLB New Opportunity Growth Fund. The principal address of GLB Fund Management, Inc., is 510 King Street, Suite 315A, Alexandria, VA 22314.


------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Robert Francis Black, Chief Investment   Goodwyn, Long & Black Investment       President
Officer                                  Management, Inc.
                                         Mercury Capital Management, LLC        Manager, Co-owner
------------------------------------------------------------------------------------------------------------------------
Patrick Matthew Walsh,                   Goodwyn, Long & Black Investment       Treasurer, Director of Operations
                                         Mercury Capital Management, LLC        Director, Co-owner
------------------------------------------------------------------------------------------------------------------------
Robert Eugene Long, Chief Executive      Goodwyn, Long & Black Investment       Vice President
Officer                                  Management, Inc.
                                         Emerald City Radio Partners, Inc.      Chief Executive Officer
                                         Goodwyn, Long Investment Management,
                                         Inc.                                   Chairman (1/99)
                                         Business News Network, Inc.
                                                                                President, Chief Executive Officer
                                                                                (6/98)
------------------------------------------------------------------------------------------------------------------------
Wilfred Lacy Goodwyn, Director           Goodwyn, Long & Black Investment       Chairman
                                         Management, Inc.
                                         Goodwyn, Long Investment Management,   President (1/99)
                                         Inc.
------------------------------------------------------------------------------------------------------------------------

Sterling Capital Management Company
-----------------------------------
Sterling Capital Management Company is the investment adviser to the Sterling Capital Balanced Portfolio and Sterling Capital Small Cap Value Portfolio. The principal address of Sterling Capital Management Company, is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Mark Whitaker Whalen, President and               --                                             --
Director
------------------------------------------------------------------------------------------------------------------------
David Michael Ralston, Ex. Vice                   --                                             --
President and Director
------------------------------------------------------------------------------------------------------------------------
Alexander Worth McAlister, Sr. Vice               --                                             --
President
------------------------------------------------------------------------------------------------------------------------
Mary Dupere Chaney, Vice President and            --                                             --
Treasurer, Secretary
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Mary Weeks Fountain, Vice                                 --                                     --
President/Fixed Income Portfolio Mgr.
------------------------------------------------------------------------------------------------------------------------
James Finrey Eaterlin, Sr. Vice          Legg Mason                             Vice President/Equity Analyst
President/Equity Portfolio Manager                                              (1/98)
------------------------------------------------------------------------------------------------------------------------
Eduardo Alejandro Brea, Sr. Vice                          --                                     --
President/Equity Portfolio Mgr.
------------------------------------------------------------------------------------------------------------------------

Toews Corporation
-----------------
Toews Corporation is the investment adviser to the Toews S&P 500 Hedged Index Portfolio and Toews Nasdaq-100 Hedged Index Portfolio. The principal address of Toews Corporation is 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Michael T. DiMarco, Associated Person                     --                                     --
------------------------------------------------------------------------------------------------------------------------
Phillip R. Toews, President                               --                                     --
------------------------------------------------------------------------------------------------------------------------

Prospect Asset Management, Inc.
-------------------------------
Prospect Asset Management, Inc. is the investment adviser to the Prospect Japan Fund. The principal address of Prospect Asset Management is 6700 Kalanianaole Highway, Suite 122, Honolulu, HI 96825.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Curtis Freeze                                             --                                     --
------------------------------------------------------------------------------------------------------------------------

Synvous Fund Investment Advisors
--------------------------------
Synvous Fund Investment Advisors is the investment adviser to the Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Fixed Income Fund and Synovus Georgia Tax-Free Municipal Bond Fund. The principal address of Synovus Fund Investment Advisors is P.O. Box 23024, Columbus, GA 31902-1313.

------------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------------
Bill Perkins                             1st Commerce Corp.                     Trust, Private Banking Broker
President                                                                       (1987-1998)
------------------------------------------------------------------------------------------------------------------------
George Flowers                           Westclox                               Credit Officer (1979-1980)
President                                Synovus Trust Company                  President
------------------------------------------------------------------------------------------------------------------------
Mark J. Brown                            Synovus Trust Company                  Senior Vice-President & CIO since
Senior Vice-President                                                           1996
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Walter M. Deriso                         Security Bank and Trust                President & CEO (Jan. 1991-1997)
Chairman                                 Synovus Financial Corp.                Vice Chairman Jan. 1997-present
-----------------------------------------------------------------------------------------------------------------------

Steinberg Priest Capital Management Co., Inc
--------------------------------------------

Steinberg Priest Capital Management Co., Inc is the investment adviser to the Synovus Mid Cap Value Fund. The principal address of Steinberg Priest Capital Management Co., Inc is 12 East 49th Street, Suite 1202, New York, New York 10017.

-----------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
-----------------------------------------------------------------------------------------------------------------------
Michael A. Steinberg                     Michael A. Steinberg & Co., Inc.       President, Secretary, Treasurer and
President, Secretary, Treasurer and                                             Director since 1982
Director
-----------------------------------------------------------------------------------------------------------------------
Steven L. Feld                           Financial Clearing Services Corp.      Vice President June 1985-January 1990
Vice President                           Michael A. Steinberg & Co., Inc.       Vice President since August 1990
-----------------------------------------------------------------------------------------------------------------------
Virginia C. Clark                        Merrill Lynch, Pierce, Fenner & Smith  Block Trader July 1975-October 1986
Head Trader                              Michael A. Steinberg & Co., Inc.       Head Trader since October 1986
-----------------------------------------------------------------------------------------------------------------------
Janet Kappenberg Navon                   Atlantic Asset Management Partners     Senior Vice President & Portfolio
Portfolio Manager & Analyst              LLC                                    Strategist July 1995-May 1998
-----------------------------------------------------------------------------------------------------------------------
Jay Petschek                             Ladenberg Thalmann Fund Management,    President September 1997 - June 2000
Managing Director                        Inc.                                   President January 2000 - Present
                                         Opportunity Advisers, LLC              Registered Rep. June 2000 - Present

                                         Michael A. Steinberg & Co., Inc
-----------------------------------------------------------------------------------------------------------------------
William W. Priest, Jr.                   BEA Associates                         CEO, Chairman of the Executive
                                                                                Committee, Managing Director and
                                                                                Portfolio Manager June 1992-Dec. 1997
                                                                                CEO, Chairman of the Managing
                                                                                Committee, Managing Director and
                                         Credit Suisse Asset Management, LLC    Portfolio Manager January 1998 -
                                                                                April 2000
-----------------------------------------------------------------------------------------------------------------------

Cooke & Bieler, L.P.
--------------------
Cooke & Bieler, L.P. is the investment adviser to the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, and C&B Mid Cap Equity Portfolio. The principal address of Cooke & Bieler, L.P. is 1700 Market Street, Philadelphia, PA 19103.

-----------------------------------------------------------------------------------------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
-----------------------------------------------------------------------------------------------------------------------
Sam Ballam III - Partner                 Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
Kermit S. Eck - Partner                  Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
John J. Medveckis - Partner              Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
Michael M. Meyer - Partner               Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
James R. Norris - Partner                Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
James R. O'Neal - Partner                Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
Bruce A. Smith - Partner                 Cooke & Bieler, Inc.                            Principal
-----------------------------------------------------------------------------------------------------------------------
Mehul Trivedi- Partner                   Cooke & Bieler, Inc.                            Associate
-----------------------------------------------------------------------------------------------------------------------


Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Pillar Funds                                     February 28, 1992
         STI Classic Funds                                    May 29, 1992
         First American Funds, Inc.                           November 1, 1992
         First American Investment Funds, Inc.                November 1, 1992
         The Arbor Fund                                       January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         STI Classic Variable Trust                           August 18, 1995
         ARK Funds                                            November 1, 1995
         Huntington Funds                                     January 11, 1996
         SEI Asset Allocation Trust                           April 1, 1996
         TIP Funds                                            April 28, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         First American Strategy Funds, Inc.                  October 1, 1996
         HighMark Funds                                       February 15, 1997
         Armada Funds                                         March 8, 1997
         Expedition Funds                                     June 9, 1997
         Alpha Select Funds                                   January 1, 1998
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999

         The Armada Advantage Fund                            May 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         Huntington VA Funds                                  October 15, 1999
         Friends Ivory Funds                                  December 16, 1999
         iShares Inc.                                         January 28, 2000
         SEI Insurance Products Trust                         March 29, 2000
         iShares Trust                                        April 25, 2000
         Pitcairn Funds                                       August 1, 2000
         First Omaha Funds, Inc.                              October 1, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------

Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Richard B. Lieb            Director, Executive Vice President                                    --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Todd Cipperman             Senior Vice President & General Counsel                      Vice President & Assistant Secretary
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Wayne M. Withrow           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
John D. Anderson           Vice President & Managing Director                                    --
Timothy D. Barto           Vice President & Assistant Secretary                         Vice President & Assistant Secretary
Robert Crudup              Vice President & Managing Director                                    --


                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------

Richard A. Deak            Vice President & Assistant Secretary                                  --
Scott W. Dellorfano        Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Scott C. Fanatico          Vice President & Managing Director                                    --
Vic Galef                  Vice President & Managing Director                                    --
Steven A. Gardner          Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                                  --
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Samuel King                Vice President                                                        --
John Kirk                  Vice President & Managing Director                                    --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Alan H. Lauder             Vice President                                                        --
Paul Lonergan              Vice President & Managing Director                                    --
Ellen Marquis              Vice President                                                        --
Christine M. McCullough    Vice President & Assistant Secretary                                  --
Carolyn McLaurin           Vice President & Managing Director                                    --
Mark Nagle                 Vice President                                                        --
Joanne Nelson              Vice President                                                        --
Cynthia M. Parrish         Vice President & Secretary                                            --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President                                                        --
Lori L. White              Vice President & Assistant Secretary                                  --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                                  --

Item 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
(6); (8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  125 Broad Street
                  Philadelphia, PA 19109

         (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and
(D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:


                  SEI Investments Mutual Funds Services
                  Oaks, PA 19456

         (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1
(f), the required books and records are maintained at the offices of the Registrant's Advisers:

                  HGK Asset Management, Inc.
                  Newport Tower
                  525 Washington Blvd.
                  Jersey City, NJ 07310

                  AIG Capital Management Corp.
                  70 Pine Street
                  20th Floor
                  New York, NY  10270

                  First Manhattan Co.
                  437 Madison Avenue
                  New York, NY  10022-7022

                  CRA Real Estate Securities L.P.
                  Suite 205
                  259 North Radnor-Chester Road
                  Radnor, PA 19087

                  LSV Asset Management Company
                  200 W. Madison Street, 27th Floor
                  Chicago, Illinois 60606

                  GLB Fund Management, Inc.
                  510 King Street, Suite 315A
                  Alexandria, VA 22314

                  Sterling Capital Management Company
                  One First Union Center
                  301 S. College Street, Suite 3200
                  Charlotte, NC 28202

                  Toews Corporation
                  1500 Market Street, 12th Floor
                  East Tower

                  Philadelphia, PA 19102

                  Prospect Asset Management, Inc.
                  6700 Kalanianaole Highway
                  Suite 122
                  Honolulu, HI 96825

                  Synvous Fund Investment Advisors
                  P.O. Box 23024
                  Columbus, GA 31902-1313

                  Steinberg Priest Capital Management Co., Inc.
                  12 East 49th Street, Suite 1202
                  New York, New York 10017

                  Cooke & Bieler, Inc.
                  1700 Market Street
                  Philadelphia, PA 19103

Item 29.  Management Services: None.
Item 30.  Undertakings: None.

                                     NOTICE


A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Fund by an officer of the Fund as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 48 to the Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oaks, and Commonwealth of Pennsylvania on the 5th day of November 2001.

                                               THE ADVISORS' INNER CIRCLE FUND

                                               By: /s/ James R. Foggo
                                                  ------------------------------
                                               James R. Foggo, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
John T. Cooney

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
William M. Doran

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
Robert A. Nesher

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
Robert A. Patterson

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
Eugene Peters

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
George J. Sullivan, Jr.

                         *                                    Trustee                   November 5, 2001
--------------------------------------------
James M. Storey

/s/ James R. Foggo                                            President                 November 5, 2001
--------------------------------------------
James R. Foggo

/s/ Jennifer Spratley                                         Controller &              November 5, 2001
--------------------------------------------                  Chief Financial Officer
Jennifer Spratley

*By: /s/ James R. Foggo
     ---------------------------------------
         James R. Foggo
         Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No. and  Description

Item 23.  Exhibits:

EX-99.A1 Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.A2 Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to exhibit
          (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.

EX-99.A3 Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to exhibit
          (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.B1 Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.

EX-99.B2 Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.C   Not Applicable.

EX-99.D1 Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed on February 28, 1996.

EX-99.D2 Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed February 27, 1997.

EX-99.D3 Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-

          Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

EX-99.D4 Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.

EX-99.D5 Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D6 Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D7 Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.D8 Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to exhibit
          (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.D9 Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company with respect to the FMC Select and FMC Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

EX-99.D10 Investment Advisory Agreement between Registrant and Sterling Partners
          Capital Management is incorporated herein by reference to exhibit
          (d)(10) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 12, 2001.

EX-99.D11 Investment Advisory Agreement between the Registrant and GLB Fund
          Management, Inc. is incorporated herein by reference to exhibit
          (d)(11) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.D12 Investment Advisory Agreement between Registrant and Toews Corporation with respect to the Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.D13 Investment Advisory Agreement between Registrant and Prospect Asset
          Management with respect to The Japan Smaller Companies Fund is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.D14 Investment Advisory Agreement dated August 13, 2001 between Registrant and Synovus Funds Investment Advisors is filed herewith.

EX-99.D15 Investment Sub-Advisory Agreement dated August 13, 2001 between
          Registrant, Synovus Funds Investment Advisors and Steinberg Priest Capital, Co., Inc. is filed herewith.

EX-99.D16 Form of Investment Advisory Agreement between Registrant and Cooke &
          Bieler, Inc. is incorporated herein by reference to exhibit (16)(d) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on August 16, 20001.


EX-99.E1 Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

EX-99.E2 Distribution Agreement between Registrant and CCM Securities, Inc. dated February 28, 1997 is incorporated herein by reference to exhibit
          (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

EX-99.E3 Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.F   Not Applicable.

EX-99.G1 Custodian Agreement between Registrant and CoreStates Bank N.A. originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on February 27, 1997.

EX-99.G2 Amended Custodian Agreement dated between Registrant and CoreStates Bank, N.A. is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.

EX-99.H1 Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's

          Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.

EX-99.H2 Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit
          (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.

EX-99.H3 Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.

EX-99.H4 Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H5 Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H6 Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H7 Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to exhibit (9)(g) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H8 Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to exhibit (9)(h) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H9 Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to exhibit (9)(i) of Post-Effective Amendment

          No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H10 Form of Shareholder Servicing Agreement for AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H11 Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to exhibit (9)(k) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.

EX-99.H12 Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

EX-99.H13 Assignment and Assumption Agreement dated February 27, 1998 between
          Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.

EX-99.H14 Amended Schedule dated March 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to LSV Value Equity Fund, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(14) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H15 Amended Schedule dated August 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H16 Administration Agreement dated August 20, 1999 between Registrant, LSV
          Asset Management and Fidelity Brokerage Services, Inc. and National Financial Services Corporation is incorporated by reference to exhibit
          (h)(16) of Post-Effective Amendment No.39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H17 Amended Schedule dated December 1, 1999 to the Administration
          Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H18 Amendment dated August 18, 1999 to the Operating Agreement dated
          January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Management and Charles Schwab & Co, Inc. is incorporated by reference to exhibit (h)(18) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H19 Schedule dated May 19, 2000 to the Administration Agreement dated
          November 14, 1991 between the Registrant and SEI Investments Mutual Funds Services relating to the AIG Money Market Fund is incorporated herein by reference to exhibit (h)(19) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.H20 Schedule dated May 22, 2000 to the Administration Agreement dated
          November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.H21 Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(21) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.H22 Schedule to the Administration Agreement between Registrant and SEI
          Investments Mutual Funds Services relating to the GLB Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.H23 Schedule to the Administration Agreement between Registrant and SEI
          Investments Mutual Funds Services relating to the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio is incorporated herein by reference to exhibit (h)(23) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.H24 Schedule to the Administration Agreement between Registrant and SEI
          Investments Mutual Funds Services relating to the Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100 Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.H25 LSV Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(25) of the Registrant's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

EX-99.H26 HGK Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(26) of the Registrant's Post-Effective

          Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

EX-99.H27 Schedule dated May 21, 2001 to the Administration Agreement dated
          November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.H28 Toews Corporation Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(28) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.I   Not Applicable.

EX-99.J Consent of Independent Public Accountants (PricewaterhouseCoopers, LLP and Arthur Andersen, LLP) is filed herewith.


EX-99.K   Not Applicable.

EX-99.L   Not Applicable.

EX-99.M1 Distribution Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.M2 Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.N   Not Applicable.

EX-99.O Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (o) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.P1 Revised SEI Investments Company Code of Ethics and Insider Trading Policy is filed incorporated herein by reference to exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.P2 The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's Post-Effective Amendment No. 28 on Form N-1A (File No.33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P3 AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P4 Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P5 First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P6 HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P7 LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional Managed Trust's Post-Effective Amendment No. 33 on Form N-1A (File No. 33-9504) filed with the Securities and Exchange Commission on July 3, 2000.

EX-99.P8 MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

EX-99.P9 Sterling Capital Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(9) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.P10 Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

EX-99.P11 Prospect Asset Management Code of Ethics is filed incorporated herein by reference to exhibit (p)(11) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.

EX-99.Q1 Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson, George J. Sullivan, James M. Storey, and James R. Foggo are incorporated herein by reference to exhibit (q) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.Q2 Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of the Registrant's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.